UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4338

EAGLE CAPITAL APPRECIATION FUND

(Formerly: Heritage Capital Appreciation Trust)

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1. Reports to Shareholders

EAGLE MUTUAL FUNDS

Semiannual Report

and Investment Performance Review

for the six-month period ended April 30, 2009

Eagle Capital Appreciation Fund

Eagle Growth & Income Fund

Eagle International Equity Fund

Eagle Large Cap Core Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Core Value Fund

Eagle Small Cap Growth Fund

President’s Letter2

Performance Summary and Commentary
Eagle Capital Appreciation Fund3
Eagle Growth & Income Fund5
Eagle International Equity Fund7
Eagle Large Cap Core Fund 9
Eagle Mid Cap Growth Fund11
Eagle Mid Cap Stock Fund13
Eagle Small Cap Core Value Fund15
Eagle Small Cap Growth Fund17

Investment Portfolios
Eagle Capital Appreciation Fund19
Eagle Growth & Income Fund19
Eagle International Equity Fund21
Eagle Large Cap Core Fund 25
Eagle Mid Cap Growth Fund 26
Eagle Mid Cap Stock Fund27
Eagle Small Cap Core Value Fund29
Eagle Small Cap Growth Fund30

Statements of Assets and Liabilities32

Statements of Operations33

Statements of Changes in Net Assets34

Financial Highlights36

Notes to Financial Statements40

Understanding Your Ongoing Costs49

Principal Risks51

President’s Letter

Dear Fellow Shareholders:

I am pleased to present the semiannual report and investment performance review of the Eagle mutual funds for the six-month period ended April 30, 2009 (“reporting period”).

During the reporting period, investor confidence was challenged by worsening economic conditions, continued stress in the financial system, and a dramatic rise in unemployment. The current recession has already run 18 months, making it the longest recession in the post-World War II era. The United States government has taken unprecedented actions to restore order to the credit markets and exercise control over private corporations (namely banks and auto makers) receiving federal assistance. Governments throughout the world have taken similar actions, including the United Kingdom’s government taking ownership of some of that country’s largest banks.

Market volatility was the main theme during the reporting period. The S&P 500 Index, an unmanaged index of 500 U.S. stocks, gives a broad look at how stock prices have performed, declined 8.53% during the reporting period, but the ending point does not tell the whole story. As the reporting period began, the markets continued their declines from the end of the last fiscal year. There was a rally in December, only to be followed by steep declines in January through early March as bad economic news was the order of the day. From early March through the end of the reporting period, the S&P 500 Index sharply rallied, gaining 29% during that period. As I write this letter, the markets have been able to hold most of the gains recorded during the rally and we are hopeful that this rally reflects early signs of stabilization in the financial markets and the economy as a whole.

By many measures, the recent dramatic market volatility is unprecedented. We understand your concerns. We can not predict when this recession will end or when the stock market will recover. We do believe that a consistent and disciplined investing strategy is more important than ever. Investors who wait to see that a stock market rally has begun often miss a significant portion of the market’s gains. The following chart shows the impact of missing just a few of the best days in the S&P 500 Index over the past 30 years (1978-2008).

(a) All investing involves risk and you may incur a profit or a loss. Past performance is not a guarantee of future results. Source: The Hartford, Ibbotson Associates, Inc. The S&P 500 Index is not available for direct investment. The returns assume the reinvestment of all dividends and do not reflect the impact of any commissions, fees or taxes that would apply to an actual investment.

In the commentaries that follow, each fund’s portfolio managers discuss the specific performance in their funds. While there can be no way to accurately predict short-term market movements, our portfolio managers hope to take advantage of investment opportunities that may arise during the current market.

Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, which contains important information about the Eagle Family of Funds. Our website also has timely information about the Funds, including performance and portfolio holdings. We are grateful for your continued support and confidence in the Eagle Family of Funds.

Sincerely,

Stephen G. Hill

President

June 18, 2009

2

Performance Summary and Commentary
Eagle Capital Appreciation Fund	(formerly known as the Heritage Capital Appreciation Trust)

Meet the managers  |  Steven M. Barry and David G. Shell, CFA are Chief Investment Officers and Senior Portfolio Managers at Goldman Sachs Asset Management L.P. and have been responsible for the day-to-day management of the Eagle Capital Appreciation Fund (the “Fund”) since 2002. Mr. Shell has been affiliated with the Fund since 1987 and has 22 years of investment experience; Mr. Barry joined the team in 1999 and has 23 years of investment experience.

Investment highlights  |  The Fund invests primarily in common stocks. The Fund’s portfolio management team believes that wealth is created through the long-term ownership of a growing business. They take a “bottom-up” approach to investing based on in-depth, fundamental research. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers use an intensive research process and each company is analyzed as if they were going to own and operate that company indefinitely. Key characteristics of the companies in which the Fund currently seeks to invest may include: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s class A shares returned 3.34% (excluding front-end sales charges) during the six-month period ended April 30, 2009, outperforming its benchmark index, the Russell 1000® Growth Index, which returned -1.52%. The Russell 1000® Growth Index measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On May 14, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  On an absolute basis, the Fund’s holdings in the consumer discretionary and producer goods and services sectors contributed to positive performance while holdings in the media and consumer staples sectors weighed on results.

Positive stock selection in the utilities and energy sectors contributed to the Fund performance relative to the Russell 1000® Growth Index. On the downside, an underweight position and negative stock selection in the technology sector detracted from relative performance.

In several instances, on both a stock and sector level, the Fund is meaningfully different from its benchmark index, thus creating the potential for its performance to be materially higher or lower than the index. The Fund’s sector weightings are a direct result of our bottom-up, research intensive approach to investing. For example, when compared to the Russell 1000® Growth Index, the Fund’s portfolio is underweight in cyclicals, as most of these businesses do not typically meet our investment criteria since their revenues predominately depend on the increasing price of an underlying commodity. While our growth strategy is based on a purely bottom-up approach to investing, we do pay attention to the weights in the Russell 1000® Growth Index so we are aware of any weighting differences that may exist.

Top performers  |  Crown Castle International Corporation contributed to performance as the company reported fourth quarter earnings that beat expectations and provided a positive outlook. The Fund continues to hold the stock as we have conviction in the wireless tower business and Crown Castle has dominant market share in an industry with high barriers to

3

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

entry and generates significant free cash flow, enabling the company to self-finance its growth.

Marriott contributed to performance during the period. While the company reported a decline in first quarter revenue, it was also able to control expenses and continue with its expansion strategy by adding 30,000 new rooms to its inventory. We continue to hold the stock as we believe Marriott stands to benefit from this cyclical downturn in the hotel industry. In our view, the more challenging operating environment will lead to a tightening of supply in the lodging industry as recent difficulties in the credit markets have made borrowing more expensive, reducing the number of new hotels being constructed. We believe that these factors will constrain lodging supply, creating a potentially strong pricing environment for existing hotels in the future.

Apple Inc. contributed to performance as the company reported strong results behind sales of its iPod and iPhone products. In our view, Apple is positioned to increase sales as it expands its presence internationally and continues to grow its unique product portfolio. We continue to hold the stock in the Fund’s portfolio.

Coach Inc., a luxury goods producer, benefitted from increased traffic in its factory stores, which was driven by price cuts. In addition, the company showed improved inventories which gave the market confidence that the company could sustain its very high margins over time. The company has stated that its strategy in the current economic slowdown is to focus on converting traffic into sales, regardless of the type of sale, with the hope of leading to repeat customers and higher transaction volumes. The Fund continues to hold the stock in its portfolio.

QUALCOMM, Inc., a chip-maker for digital wireless communications products and services, was up during the period as the company reported solid revenue for its second fiscal quarter. While operating results were strong, the company reported a loss due to a $748 million litigation charge associated with its patent lawsuit settlement with Broadcom Corporation. The stock remains a Fund position as the company increased its full-year revenue outlook on strong demand for its cell phone chips.

Under performers  |  Activision Blizzard, Inc. detracted from performance as consumer spending declined during the holiday season. Video game stocks were particularly singled out given their reliance on holiday sales, which can be as much as half of a year’s revenue and all of a year’s earnings. We continue to have conviction in Activision Blizzard as its World of Warcraft subscription game provides recurring revenue, which gives the company a consistent base from which to take well-researched risks on new franchises and extensions to existing franchises.

Thermo Fisher Scientific, Inc. manufactures and distributes scientific instruments and laboratory supplies. The company’s stock detracted from the Fund’s performance as shares sold-off on concerns regarding industrial headwinds. In our view, the stock’s sell-off was unrelated to company fundamentals so we took advantage of the stock’s weakness and increased the Fund’s holdings.

Entravision Communications, a Spanish-language media company, detracted from performance during the period as economic headwinds and the company’s outstanding debt concerned investors. The Fund exited its position in the stock.

Baxter International Inc. makes a wide variety of medical products, including drugs and vaccines, dialysis equipment, and IV supplies. Baxter’s stock price fell despite reporting strong first quarter earnings. The company reported substantial revenue growth across most core segments, though results were negatively impacted by foreign exchange rate movements. During the reporting period we have added to the Fund’s position as we believe Baxter’s diversified portfolio of innovative products provide significant high-growth opportunities.

Merck & Company’s share price traded down after reporting first quarter results that fell short of analysts’ expectations. Sales for the first quarter declined compared to the same period last year as a challenging economic environment and adverse currency exchange rates negatively impacted results. Sales of Merck’s cervical cancer vaccine, Gardasil, disappointed. While we continue to believe Gardasil to be an important long-term growth driver for the company, we decided to exit the position in order to fund higher conviction ideas.

4

Performance Summary and Commentary
Eagle Growth & Income Fund	(formerly known as the Heritage Growth and Income Trust)

Meet the managers  |  William V. Fries, CFA, Managing Director, and Cliff Remily, CFA, of Thornburg Investment Management, Inc. are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Mr. Fries has more than 33 years of investment experience and has been Co-Portfolio Manager since 2001. Mr. Remily was named Co-Portfolio Manager in January 2009 and has over 9 years of industry experience.

Investment highlights  |  The Fund invests primarily in domestic equity securities (primarily common stocks). The Fund’s portfolio managers look for promising investments that can be purchased at a discount to their estimate of each investment’s intrinsic value. They seek investments that deliver a competitive total return over multiple time horizons. Holdings are classified in three categories: basic value, consistent earners and emerging franchises as a means of structuring diversification. Dividends and dividend growth are a consideration in stock selection and may include stocks outside the traditional dividend paying areas.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s class A shares returned -0.97% (excluding front-end sales charges) during the six-month period ended April 30, 2009, outperforming the Fund’s benchmark index, which returned -8.53% during the same period. The Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On May 13, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  It was encouraging to see a number of positive outcomes for individual stocks within the portfolio following a difficult calendar 2008. Recognition of improving company-specific fundamentals, some relief in credit spreads and more access to the debt markets, as well as further clarity around government sponsorship of the financial system all played a role. Interestingly, the Fund’s fixed income exposure holdings were among the better contributors to performance during the period. Our goal in these fixed income investments is to achieve total return from the bond’s price appreciation as well as the interest income earned over our holding period. While the upside is generally limited to a return to par on these bonds, yield to maturities are attractive, and downside is often less than with many of the equity investment opportunities. In some cases we have “moved up the capital structure,” trimming or selling the Fund’s equity stake in a company as we have added fixed income exposure. In other cases we have added to the Fund’s overall investment with a particular issuer. We increased the Fund’s fixed income exposure this year as opportunities appeared in the markets for convertible and hybrid debt. In the convertible debt market we found issues where the value of the equity conversion feature appeared to be ignored, despite our belief that significant potential value exists. In the hybrid debt market, which is typically characterized by long durations and floating rates, we invested in securities that in our view would outperform as the financial crisis passed and credit spreads contracted.

On an absolute basis, positive contributors to performance were the Fund’s holdings in the information technology, consumer discretionary and financials sectors. In technology, we anticipate that, during the economic downturn, secular growth in demand will continue for paid activity search on the internet, smart phones with advanced features, and software applications that improve efficiency at the corporate level.

In the financial sector, we adopted a two-pronged strategy, holding both quality companies as well as companies that appeared to be undercapitalized. We felt that quality franchises had the potential to hold or possibly improve their market share. Further, we saw opportunities to establish positions in

5

Performance Summary and Commentary
Eagle Growth & Income Fund (cont’d)

companies perceived to be weaker as the market was pricing these companies as if they would not survive the downturn.

The Fund’s exposure to the energy and consumer staples sectors detracted from absolute returns. The Fund’s exposure to the energy sector underperformed as it experienced pressure from dramatically lower oil and gas prices.

The foreign stock component of the Fund’s portfolio (approximately 29% as of April 30, 2009) slightly outperformed U.S. equities, with particular strength coming from the Fund’s holdings in countries such as Australia, Brazil, China, Greece and Spain. The Fund’s holdings in Canada, France, Hong Kong, Switzerland and the United Kingdom detracted from absolute returns. Among the Fund’s foreign holdings, emerging market exposure at the end of the period was 5.3% of the Fund’s portfolio (inclusive of Hong Kong given the Fund’s holding in the local stock market exchange which is importantly linked to Chinese companies for its future success).

Stock selection in the financials, healthcare and consumer staples sectors helped contribute to the Fund’s outperformance of the benchmark. Stock selection in both the energy and telecommunication services sectors detracted from the Fund’s performance relative to the benchmark. The Fund’s overweight positions in the financials and telecommunication services sector, as well as its underweight positions in industrials, healthcare, and utilities sectors were all positive factors in the outperformance of the benchmark. When compared to the benchmark index, the Fund was underweight in the information technology sector which negatively impacted relative returns.

Cash and cash equivalents are, and always have been, the byproduct of our investment process as we weigh each potential investment’s risks and returns. Due to an abnormally volatile market, particularly at the beginning of the reporting period, we felt that it was prudent to be more cautious in evaluating security selection when deploying capital; therefore, we held higher than normal cash balances, which helped relative performance.

Top performers  |  U.S. Bancorp is one of the strongest large banks in the U.S. Although we sold out of the position in the Fund last fiscal year, we purchased the stock again before the market rally as we believed that its size and profitability would enable it to weather the financial crisis without additional significant equity dilution. The Fund continues to hold the stock as we expect U.S. Bancorp to emerge from the downturn larger and stronger and believe the current valuation does not reflect this potential.

OPAP, SA, which operates and manages numerical lottery and sports betting games, has had a relatively stable cash flow profile, despite a slowdown in the Greek economy. Although revenues from its Stilhma game have moderated, its Kino game has held up well and new regulations surrounding online betting have been postponed indefinitely due to the financial crisis. We continue to see the 7% dividend as attractive for shareholders and continue to hold the stock in the Fund’s portfolio.

Communication services provider Level 3 Communications, Inc. successfully refinanced some of its short-term debt during its fourth quarter and reported operating cash flow growth of 7% while providing guidance pointing to lower capital expenditures for 2009. For these reasons, the stock remains a Fund holding.

Baidu, Inc., the leader in Chinese language internet search, experienced better than expected revenue growth in the fourth quarter and solid internet traffic numbers during the first quarter. The Fund continues to hold the stock.

The Charles Schwab Corporation was purchased during the market rally in March. It was attracting healthy flows from new customers and saw growth in its DARTs (daily average revenue trades transactions). It was our belief that their retail banking franchise was underappreciated.

Under performers  |  Swiss Reinsurance Company reinsures life, health, property, motor and liability insurance. The stock was sold from the Fund due to balance sheet impairments that have accelerated in the near-term resulting in the need for more capital infusions. In addition, management changes indicate business model stress in this economic environment.

ConocoPhillips has suffered from a litany of items—lower oil and gas prices, Russian market risk (through its stake in LUKOIL) and poor refining and marketing margins—all of which have led to a temporary suspension of their share buyback program. For these reasons, the Fund reduced its position in the stock.

The decline in oil prices negatively affected the stock price of Canadian Oil Sands Trust and Diamond Offshore Drilling. The Fund no longer holds Canadian Oil Sands Trust and the Fund’s position in Diamond Offshore Drilling has been significantly reduced.

KKR Financial Holdings is a leading diversified specialty finance company that is now trading below its stated book value due to investor concerns about possible future loan losses and possible equity dilution if they are forced to issue new shares to offset realized losses. The Fund no longer holds the stock.

6

Performance Summary and Commentary
Eagle International Equity Fund	(formerly known as the International Equity Fund)

Meet the managers  |  Richard C. Pell is Chief Executive Officer at Artio Global Investors Inc. and Chief Investment Officer at its subsidiary, Artio Global Management LLC (“Artio Global”). Rudolph-Riad Younes, CFA, is Head of International Equities at Artio Global. Messrs. Pell and Younes have managed the Eagle International Equity Fund (the “Fund”) since 2002.

Investment highlights  |  The Fund invests primarily in foreign equity securities. The Fund’s portfolio managers seek investment opportunities within the developed and emerging markets. In the developed markets, a “bottom-up” approach is adopted. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In the emerging markets, a “top-down” assessment consisting of currency/interest rate risks, political environments/leadership assessment, growth rates, structural reforms and risk (liquidity) is applied. A top-down method of analysis emphasizes the significance of economy and market cycles. In Japan, given the highly segmented nature of this market comprised of both strong global competitors and protected domestic industries, a hybrid approach encompassing both bottom-up and top-down analyses is conducted.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s class A shares returned -7.98% (excluding front-end sales charges) during the six-month period ended April 30, 2009, underperforming the Fund’s benchmark index, which returned 1.03% during the same period. The Fund’s benchmark index, the Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex- US”), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On May 13, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |   For most of the reporting period, markets continued to exhibit tremendous volatility amid what has been one of the most difficult investment environments. However, March and April provided much needed relief as the degree of negativity on the news front began to abate. Amid this volatile environment, we have tried our best to steer the Fund’s holdings from areas we foresaw as the most prone to danger and sought refuge in regions, sectors and companies that we believed would be least affected.

From a sector perspective, materials had the largest positive impact on absolute and relative performance. Over the period, the Fund’s allocation to the materials sector was increased as the strategy began to move toward cyclical sectors such as materials amid signs of more encouraging economic data and attractive valuations. Top Fund performers in this sector included Xstrata PLC, Rio Tinto PLC, BHP Billiton PLC (United Kingdom), Rio Tinto Ltd., BHP Billiton Ltd. (Australia) and CRH PLC (Ireland). However, the positive effect on performance from investments in the material sector was outweighed by underperforming positions within the financials, energy and consumer staples sectors.

The Fund’s underperformance to its benchmark index was largely due to the Fund’s lack of positioning within emerging markets as well as Continental Europe. During March and April, investors began to move dramatically toward “risky assets” which included emerging markets as well as more troubled sectors such as financials within developed markets. During this period, due to its more defensive stance, the Fund did not fully participate in this market recovery. Additionally, the position held in cash equivalents hurt results.

Within emerging markets, the Fund’s underweight position in Asia and Brazil negatively impacted relative returns as performance in these markets outperformed the benchmark index. Within emerging Europe, OTP Bank, Hungary’s largest lender, underperformed, as did Bank Polska Kasa Opieki (Poland) and Komercni Banka (Czech Republic). Although the

7

Performance Summary and Commentary
Eagle International Equity Fund (cont’d)

Fund’s allocation to Poland, Hungary and the Czech Republic is much lower than in previous periods, the Fund’s overweight position versus the benchmark index hurt performance as companies in this region, especially those in the finance sector, felt the impact of the global credit crunch.

In Continental Europe, the Fund’s underweight position compared to its benchmark index in financials had a negative impact as the sector began to rally in early March as sentiment began to shift. Also, stock selection within energy and consumer staples detracted from performance.

The Fund benefited from its continued underweight investment in the United Kingdom (“UK”), particularly within the banking sector. UK financials underperformed the rest of Europe over the period and the Fund’s large avoidance of the sector supported relative results.

Detracting from absolute returns was the Fund’s investment in Lyxor ETF DJ Stoxx 600 Banks. This index position, initially established to gain broad-based financial exposure, was ultimately sold and individual positions were purchased within the sector. Another ETF which detracted from results was the iShares MSCI Korea Index Fund. Given our interest in emerging Asia, we initially purchased this ETF for broad exposure. However, individual positions were ultimately purchased and the ETF was sold.

8

Performance Summary and Commentary
Eagle Large Cap Core Fund	(formerly known as the Core Equity Fund)

Meet the managers  |  Richard Skeppstrom, John “Jay” Jordan, CFA, Craig Dauer, CFA, and Robert Marshall at Eagle Asset Management, Inc. (“Eagle”) have been Co-Portfolio Managers of the Eagle Large Cap Core Fund (the “Fund”) since inception. Mr. Skeppstrom is a Managing Director at Eagle and has 18 years of investment experience. Mr. Jordan, Mr. Dauer and Mr. Marshall have 18, 15 and 22 years of investment experience, respectively.

Investment highlights  |  The Fund invests primarily in common stocks. When identifying investments for the Fund, the portfolio managers use a “bottom-up” research process that is combined with a proprietary relative-valuation discipline. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In general, the portfolio managers seek to select securities, that, at the time of purchase, have above-average expected returns and at least one of the following characteristics: projected earnings growth rate at or above the benchmark index, above-average earnings quality and stability, or a price-to-earnings ratio comparable to the benchmark index.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s class A shares returned -4.12% (excluding front-end sales charges) during the six-month period ended April 30, 2009, outperforming the Fund’s benchmark index, which returned -8.53% during the same period. The Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On May 13, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  The Fund experienced strong absolute returns in the telecommunication services, consumer discretionary, consumer staples, and technology sectors. Relative to the benchmark index, the Fund outperformed in the consumer discretionary, financials, telecommunication services, consumer staples and information technology sectors. In the consumer discretionary sector, the Fund benefited from its overweight position and stock selection. In the financials and telecommunication services sectors, outperformance arose from positive stock selection. In the consumer staples sector, the Fund’s underweight position and positive stock selection led to outperformance relative to the benchmark.

Detractors from absolute returns during the period included positions in the healthcare, financials, industrials, and energy sectors. Relative to the benchmark index, the Fund underperformed in the healthcare, materials, and energy sectors. In the healthcare sector, underperformance was due to stock selection. Underperformance in the materials sector was due to a lack of Fund exposure to this strong-performing sector. The slight underperformance in energy was mostly from stock selection.

Top performers  |  Sprint Nextel Corporation rebounded during the period as liquidity fears were quelled while subscriber loss trends stabilized. The Fund added to its position in Sprint in November as liquidity fears, which we believed were inaccurate, drove the stock price to a meaningful discount to the underlying asset value of the business.

The Fund added a position in retailer Macy’s Inc. in February, when we thought concerns about a near-term bankruptcy were overblown. The stock price later rose as the market determined that no bankruptcy was imminent, and as the decline in consumer spending moderated in the spring. The Fund continues to hold the stock, as we see a potential rise in the share price when the economy improves.

Shares in investment bank Morgan Stanley rebounded in the period as the panic of October 2008 subsided. The stock was extremely undervalued by all measures, especially given its relatively limited exposure to the worst of the toxic assets.

9

Performance Summary and Commentary
Eagle Large Cap Core Fund (cont’d)

Subsequent to the end of the reporting period, the Fund sold the position for a healthy gain.

Specialty retailer Staples, Inc. demonstrated remarkable resilience in the face of the recent market swoon. The company remains very well positioned in the global office supplies space, and continues to gain market share at the expense of its financially stressed rivals. The company enjoys robust free cash generation, despite the global slowdown, and has successfully refinanced a large portion of its debt over the past several months. The Fund continues to hold the security.

While Wells Fargo & Company’s stock price collapsed with the rest of the banks early in the reporting period, it rebounded well from its lows. The Fund increased its position at the market bottom in early March.

Under performers  |  JPMorgan Chase got caught up in the banking sector collapse. Although the company outperformed its peers, the financial sector was the worst performing sector in the benchmark index.

Genzyme Corporation, a biotechnology firm, underperformed due to regulatory delays in the United States regarding the approval of Lumizyme, a new drug which has already been approved in Europe. The stock also suffered from concerns about how Genzyme presents its non-GAAP earnings, though we believe these were largely addressed at the company’s early May analyst meeting. The Fund reduced its position in December, based on relative valuation.

Shares of drug maker Pfizer Inc. underperformed as investors felt that its planned acquisition of Wyeth confirmed the belief that Pfizer is growth-challenged. Concurrent with the acquisition announcement, Pfizer lowered its standalone 2009 earnings guidance, and reduced its dividend in half. Although pharmaceutical mergers driven by cost-cutting have not benefitted shareholders in the past, this one does strengthen our opinion that Pfizer can maintain a solid earnings per share through Lipitor’s loss of exclusivity in the U.S. in 2011. The Fund maintains its position in the company as we continue to see Pfizer shares as attractive based on this outlook.

General Electric underperformed due to the combination of credit fears at its General Electric Capital Corporation unit and lower earnings in its industrial businesses due to a global economic slowdown. The Fund continues to hold the stock.

Bank of America’s stock price suffered as its acquisition of Merrill Lynch significantly impaired its capital. This acquisition further compounded the impact of the banking industry collapse. The Fund sold the stock in April following the company’s disconcerting first quarter report and the risk of forced conversion of government-owned preferred shares which would be massively dilutive and highly disruptive.

10

Performance Summary and Commentary
Eagle Mid Cap Growth Fund	(formerly known as the Diversified Growth Fund)

Meet the managers  |  Bert L. Boksen, CFA, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), is the Portfolio Manager of the Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has 32 years of investment experience. Christopher Sassouni, DMD, with 20 years of investment experience and Eric Mintz, CFA, with 14 years of investment experience, have been Assistant Portfolio Managers since 2006 and 2008, respectively.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of mid-cap, rapidly growing companies. The portfolio managers use a “bottom-up” investment approach through a proprietary research strategy that emphasizes the selection of mid-cap growth stocks that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Fund’s portfolio managers believe that conducting extensive research on mid cap companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s class A shares returned -0.38% (excluding front-end sales charges) during the six-month period ended April 30, 2009, underperforming the Fund’s benchmark index, which returned 2.71% during the same period. The Fund’s benchmark index, the Russell Midcap® Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On May 11, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  Over the six-month reporting period, the Fund underperformed its benchmark index. The Fund’s positions lagged the benchmark index in the information technology, industrials, materials, and healthcare sectors. In information technology, industrials and materials, the Fund’s holdings in more defensive, non-cyclical investments lagged the benchmark index during the strong rally starting in March. In healthcare, the Fund’s biotechnology investment disappointed. The Fund outperformed in the energy and consumer discretionary sectors due to strong stock selection.

On an absolute basis, the Fund’s return was pulled down by the investments in the materials, industrials and healthcare sectors. Absolute returns were driven higher by stocks in the consumer discretionary and energy sectors.

Under performers  |  Biotechnology company, Celgene Corporation, traded down during the reporting period after it pre-announced lower than expected revenue. The sudden slowdown in sales was unexpected since the company produces a life saving therapy for a difficult to treat form of cancer. The Fund continues to hold the stock as we believe sales of the company’s lead drug will rebound as consumers cannot postpone treatment for extended periods of time.

Chemical producer, Huntsman Corporation, declined after the company settled its lawsuit against Hexion Specialty Chemicals Inc. for a lower amount than expected and started to show signs of suffering from the broad economic slowdown. The Fund continues to hold the stock because we believe the company now has enough cash to weather the economic storm and may be a strong performer in a recovery.

CF Industries is a fertilizer producer whose stock sold off sharply with other agricultural names due to fears about the global growth slowdown during the fourth quarter of 2008. The Fund’s position in the stock was sold.

We sold Cliffs Natural Resources, a producer of iron ore, from the Fund’s portfolio. The company reported better-than-

11

Performance Summary and Commentary
Eagle Mid Cap Growth Fund (cont’d)

expected fourth quarter earnings but concerns about weak growth expectations due to an increased cost outlook for 2009 pressured the stock price.

Corrections Corporation of America owns, operates and manages prisons and other correctional facilities. Despite strong fourth quarter 2008 earnings, the company offered muted revenue guidance for 2009. The Fund’s position in the stock was sold.

Top performers  |  Penn National Gaming, Inc. owns and operates casinos and horse racing facilities. The Fund purchased the stock after a substantial decline caused by the termination of the company’s proposed acquisition by a group of affiliates (Fortress Investment and Centerbridge Partners). Since then the company has reported inline or solid earnings and we believe the company is positioned for growth given its strong balance sheet and extensive, funded development pipeline. For these reasons, the Fund continues to hold the stock.

Netflix, Inc., an online DVD rental service, appreciated significantly after it beat earnings and revenue expectations and issued strong guidance. The Fund continues to hold the stock as we believe Netflix is poised to continue to increase market share because consumers seem to favor renting over ownership in an environment of evolving formats (DVD vs. BluRay).

Denbury Resources, an exploration-and-production company, benefited from organic reserve growth despite the challenging commodity-price environment. The Fund continues to hold the stock because the company has developed a significant competitive advantage in producing oil from mature fields which we believe will lead to a higher stock price.

Freeport-McMoRan Copper & Gold appreciated due to the more positive outlook for copper prices. The Fund continues to hold the stock because we expect continued strength as the company has carefully managed costs, is poised for growth once the economic cycle improves and has a strong balance sheet that we believe can weather changing commodity prices.

Luxury goods producer, Coach Inc., traded up during the reporting period after exceeding revenue and earnings expectations. We continue to hold the stock in the Fund due to its appealing relative valuation, strong balance sheet, and cost cutting initiatives that we believe should lead to improved margins.

12

Performance Summary and Commentary
Eagle Mid Cap Stock Fund	(formerly known as the Mid Cap Stock Fund)

Meet the managers  |  Todd L. McCallister, Ph.D., CFA, is a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”) and Co-Portfolio Manager of the Eagle Mid Cap Stock Fund (the “Fund”). Mr. McCallister has 22 years of investment experience and has managed the Fund since its inception. Stacey Serafini Thomas, CFA, is a Vice President at Eagle and served as Assistant Portfolio Manager to the Fund from 2000 to 2005, before being named Co-Portfolio Manager. Ms. Thomas has more than 12 years of investment experience.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The portfolio managers of the Fund employ a “bottom-up” stock-selection process to identify growing, mid-cap companies that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers seek to gain a comprehensive understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s class A shares returned -3.11% (excluding front-end sales charges) during the six-month period ended April 30, 2009, underperforming the Fund’s benchmark index, which returned -0.19% during the same period. The Fund’s benchmark index, the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”), is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On May 11, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  In terms of absolute returns, during the reporting period, investments in the information technology and consumer discretionary sectors led the way due to positive stock selection in the information technology services and hotel/leisure industries. Holdings in the healthcare and telecommunication services sectors detracted from the Fund’s performance as the Fund’s overweight positions in healthcare providers and wireless services were negative as a group. Even though Fund positions in the consumer discretionary sector contributed positively to absolute returns, investments in this sector were the largest detractors to relative performance compared to the benchmark index. This was primarily due to underweight positions, relative to the benchmark index, in the specialty retail and diversified consumer services industries which performed very well during a market rally in March and April. Stock selection in the industrials sector also hurt relative performance mainly due to four holdings in the commercial services and supplies industry. The Fund’s underweight position versus the benchmark index in the financials and utilities sectors were the largest contributors to relative performance during the reporting period.

Under performers  |  Pactiv Corporation’s stock price suffered during the reporting period due to concerns regarding sales and the potential underfunding of the company’s pension plan. While the company’s packaging business is in good shape for 2009 given declining raw material input costs, we believe that the stock’s return this year will likely be more correlated with the direction of the overall stock market. Therefore, the Fund continues to hold the stock.

Service Corporation International Inc. is the largest single provider of funeral, cremation and cemetery services in the United States. Its stock price traded lower throughout 2008 despite the relative stability of its business model. We sold the position out of the Fund because we believe pre-death purchases of cemetery plots and coffins will be significantly weaker; further, potential investment write-downs may necessitate a capital infusion.

Unum Group, a provider of disability and group life insurance for corporations, traded down and was sold out of the Fund’s portfolio after an article was published questioning the

13

Performance Summary and Commentary
Eagle Mid Cap Stock Fund (cont’d)

company’s reliance on employment levels at its corporate customers in light of the deteriorating job market. Furthermore, at the time of its fourth quarter earnings release, the CFO stepped down.

NCR Corporation helps companies interact with their customers in different ways. Their main focuses are ATMs, point-of-sales systems, and self-service kiosks. The Fund sold the stock after weakness in the retail sector and unfavorable currency translation as the company continues to wrestle with a difficult economic environment, which is reducing demand for its products and services.

Owens-Illinois, Inc. is the world’s largest maker of glass containers and one of the largest overall packaging manufacturers. The company’s stock sold off after concerns of inflation and poor sales in Europe. We believe inflationary concerns actually may put the company at a competitive advantage over lower-margin, U.S. market-oriented glass companies. Owens-Illinois trades at what we consider to be very attractive multiples and we continue to believe in its potential for strong earnings, free-cash-flow generation and margin expansion. The Fund continues to hold the stock.

Top performers  |  Celanese Corporation is a chemicals producer that has a market leading position in most of the products that it sells. It is the world’s largest producer of acetyls, including acetic acid, vinyl acetate monomer and polyacetyls. The company has a high free-cash-flow yield and was trading at what we felt was a very cheap valuation before the Fund purchased it. The company had problems with inventory destocking at the end of last year which seem to be over and their end markets also are showing signs of improving. The Fund continues to hold this stock.

Penn National Gaming, Inc. has done very well beating the most recent earnings estimates during a tough environment for gaming stocks. Investors became very weary of discretionary stocks like gaming, yet they soon realized that regional casinos with strong balance sheets should trade at a premium to the group. The Fund continues to hold this stock.

Adobe Systems is a very strong software franchise that the Fund purchased recently after the stock price declined to the point that the company became a mid-cap firm again. This is a good example of a stock that has fallen into our market capitalization range, yet there are no apparent fundamental problems with the business. After purchase, Adobe became our top performer in the information technology sector. The Fund continues to hold Adobe Systems.

CME Group, the world’s largest derivatives exchange, rallied throughout the end of the reporting period as the volume of contracts has continued to trend up from the beginning of the year. Although volumes are still lower than last year, the increasing trend was encouraging. In addition, Clearport, the company’s clearing system for over-the-counter energy swaps is growing at a tremendous pace (over 40 % compared to last year) as counterparties are trying to mitigate bilateral risk. The Fund sold the stock after a nice increase.

DIRECTV Group has benefitted as consumers have been hurt by the economy and have chosen to spend more nights in and fewer nights going out. Therefore, the company has seen an increase in subscriber growth and had a lower churn of subscribers compared to competitors. Their football and baseball viewing packages have been a major boon for them. The Fund continues to hold this position.

14

Performance Summary and Commentary
Eagle Small Cap Core Value Fund

Meet the managers  |  David M. Adams, CFA, Lead Portfolio Manager, and John “Jack” McPherson, CFA, Co-Portfolio Manager, are Managing directors at Eagle Boston Investment Management, Inc. (“EBIM”) and have been responsible for the day-to-day management of the Eagle Small Cap Core Value Fund (the “Fund”) since its inception. Both Mr. Adams and Mr. McPherson have 19 years of investment experience.

Investment highlights  |  The Fund invests primarily in equity securities of small-capitalization companies. Using a value approach to investing, the Fund’s portfolio managers seek to capture capital growth by selecting securities that the portfolio managers believe are selling at a discount relative to their underlying value and then hold them until their market value reflects their intrinsic value. To assess value, a “bottom-up” method of analysis is utilized. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. Other factors that the portfolio managers may look for when selecting investments include: management with demonstrated ability and commitment to the company, above-average potential for earnings and revenue growth, low debt levels relative to total capitalization and strong industry fundamentals.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s class A shares returned -4.90% (excluding front-end sales charges) from November 3, 2008 (commencement of operations) to April 30, 2009, outperforming the Fund’s benchmark index, which returned -8.40% during the same period. The Fund’s benchmark index, the Russell 2000® Index, is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On May 13, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  On an absolute basis, sectors that helped performance for the Fund included materials, information technology, consumer discretionary, and energy. The Fund benefitted from its precious metals exposure in materials, the best industry for the period. Software industry holdings helped the information technology sector’s outperformance, as license revenue was stronger than expected for most companies. The Fund’s exposure to consumer durables and consumer service industries helped provide outperformance within consumer discretionary sector. The Fund had solid returns in the oil service industry of the energy sector.

Sectors that detracted from on Fund performance included: telecommunication services, a sector hurt mostly by stock selection; healthcare, particularly in the pharmaceutical industry; and consumer staples, primarily holdings in the household and personal products industries which were hurt by a strong U.S. dollar, effectively slowing international sales and earnings growth.

From the Fund’s commencement of operations on November 3, 2008 to April 30, 2009, the Fund outperformed its benchmark index. Sectors that provided positive relative performance included financials, energy, materials, industrials, and information technology. The Fund benefitted from an underweight position in the underperforming financials sector as well as some strong stock selections within the bank and insurance industries. In spite of an overweight position in the energy sector, the Fund outperformed with strong stock selection, particularly in the oil service industry. Strong stock selection in the materials sector, particularly in precious metals, compensated for the Fund’s underweight position and contributed to relative outperformance. The Fund’s underweight position in the industrials sector lead to outperformance as the sector underperformed the benchmark. The Fund’s overweight position and strong stock selection in the software industry lead to outperformance in the information technology sector.

The Fund had negative relative performance in the consumer discretionary and telecommunication services sectors, both of which were negatively affected by stock selection.

15

Performance Summary and Commentary
Eagle Small Cap Core Value Fund (cont’d)

Top performers  |  URS Corporation is an engineering, construction and technical services firm serving many industries and government entities. They have had a significant number of new contracts, coupled with the widespread belief that the company would benefit through design work in conjunction with the Obama administration’s stimulus package focus on infrastructure. The Fund continues to hold the stock.

IAMGOLD Corporation is in the precious metal, primarily gold, exploration and production business worldwide. They have benefited from the rise in gold prices, as well as some key acquisitions that should help grow their gold production over the next few years. The Fund continues to hold a position in the company’s stock.

Oceaneering International, Inc., an oilfield equipment and services company, appreciated as a relatively strong fundamental outlook offset negative investor sentiment toward energy stocks. We believe the company’s position in the deep offshore market, where contracts tend to be longer term in nature, and less commodity price sensitive in the near term, is particularly positive for the stock. The Fund continues to hold its position in the stock.

Stage Stores, Inc. operates specialty department stores in 38 states, focusing mainly on small, under-served markets. The stock was oversold when compared to their long-term prospects, and subsequently appreciated significantly with the stabilization of same store sale trends and consumer spending in their markets. The Fund continues to hold the stock.

Euronet Worldwide, Inc. is a company that provides electronic payment services internationally. The company executed their business plan well, despite difficult economic and foreign exchange issues. Continued solid cash flow and debt repayment helped the stock price. The Fund continues to hold its position in the stock.

Under performers  |  On Assignment, Inc., a professional staffing firm, suffered from a slowdown across several lines of business during the period, following a record month in October 2008. The Fund continues to hold the stock as management has demonstrated the ability to cut costs in order to remain profitable in their industry’s downturn.

Psychiatric Solutions, Inc. is a provider of inpatient behavioral health care services. After reporting its earnings for the fourth quarter of 2008, the company guided 2009 earnings estimates down slightly, and investors sold the stock heavily. The Fund added to its position, firmly believing the reaction was not commensurate with the company’s valuation and fundamentals.

1-800-Flowers.com Inc. operates as a gift retailer, primarily in the floral business and through the internet. Like many consumer companies, 1-800-Flowers revenues have slowed dramatically, but the Fund continues to hold the position as management’s ability to cut costs should allow them to remain profitable through the trough of their business.

Apollo Investment Corporation is a business development fund specializing in middle market company investments. As the credit crisis widened, many of Apollo’s investments were marked down. The position of Apollo in the Fund was trimmed during this period, but not sold outright.

Cubist Pharmaceuticals, Inc. is a biopharmaceutical company with the drug Cubicin as its primary source of revenue, which is growing over 25% on a 2009 revenue estimate. Shares have come under pressure due to a patent infringement case Cubist has filed against Teva Pharmaceutical Industries Ltd. We believe the fears surrounding the patent case are overdone and continue to maintain the stock in the Fund.

Other factors  |  The Fund commenced operations on November 3, 2008, starting with no assets. Subscriptions in the Fund spiked in March, when the Fund’s size grew from approximately $5 million to over $40 million. Given the extreme intra-day volatility during many of the high inflow days, security purchase costs were affected in both positive and negative ways, depending on the market direction of the day.

16

Performance Summary and Commentary
Eagle Small Cap Growth Fund	(formerly known as the Small Cap Stock Fund)

Meet the managers  |  Bert L. Boksen, CFA, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), has been responsible for the management of the Eagle Small Cap Growth Fund (the “Fund”) since 1995. Mr. Boksen has 32 years of investment experience. Eric Mintz, CFA, has 14 years of investment experience and has been Assistant Portfolio Manager since 2008.

Investment highlights  |  The Fund invests primarily in stocks of small-capitalization companies. Using a “bottom-up” approach, the Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of small, rapidly growing companies. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers also look for small-cap growth companies that are reasonably priced. Since small-cap companies often have narrower markets than large-cap companies, the portfolio managers believe that conducting extensive proprietary research on small-cap growth companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s class A shares returned -6.22% (excluding front-end sales charges) during the six-month period ended April 30, 2009. The Fund underperformed its primary benchmark index, the Russell 2000® Growth Index, which returned -3.77% and outperformed its secondary benchmark index, the Russell 2000® Index, which returned -8.40% during the reporting period. Effective November 1, 2008, the Fund replaced its benchmark index, the Russell 2000® Index, with the Russell 2000® Growth Index. When evaluating long term performance, the Fund’s portfolio managers believe the Russell 2000® Growth Index better reflects the investment style of the Fund. The Russell 2000® Growth Index is an unmanaged index comprised of Russell

2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

On May 11, 2009, the portfolio managers gave the following discussion of the Fund’s performance.

Performance discussion  |  On an absolute basis, the Fund’s negative return was primarily due to holdings in the healthcare sector (the highest weighted sector in the Fund and index) followed by investments in the financials sector. Positive contributors to absolute returns were investments in information technology (the second highest weighted sector) followed by the Fund’s holdings in the consumer discretionary sector.

Stock selection in the financials and healthcare sectors were the primary contributors to the Fund’s underperformance relative to its benchmark index. One of the Fund’s positions in the commercial banks industry pulled down returns in the financials sector. In the healthcare sector, the Fund’s clinical research organization investment dragged returns down. Relative to its benchmark index, the Fund outperformed in the industrials and energy sectors. In both sectors, the Fund’s positioning relative to the benchmark magnified strong stock selection.

The portfolio turnover rate for this reporting period was 93% compared to 51% for the fiscal year ended October 31, 2008. A major factor in the turnover increase is the repositioning that occurred during the early portion of the reporting period, due to the Fund taking over the half of the portfolio that was previously managed by Eagle Boston Investment Management, Inc.

Under performers  |  ICON PLC is a contract-research organization that declined along with its competitors due to concerns that a tight market for biotech funding would decrease the group’s earnings. The Fund continues to hold the stock because we believe ICON is a leader in the contract research space and that the vast majority of its clients are well-capitalized.

17

Performance Summary and Commentary
Eagle Small Cap Growth Fund (cont’d)

Lufkin Industries, Inc., a producer of oil pump-jack units, suffered during the fourth quarter of 2008 due to the continued decline in oil prices which could negatively impact demand for the company’s products. The Fund continues to hold the stock as the company has a large backlog, is the supplier of choice in the Bakken Shale region and also has exposure to wind energy, which we believe will become a key source of energy in the future.

SVB Financial Group is a niche bank that disclosed information about a $69M troubled loan with a venture capital fund-of-funds client. Given the weakening economic conditions and a more difficult environment for fundraising, the Fund sold the stock.

OYO Geospace Corporation is a provider of seismic equipment for oil companies. OYO Geospace had been a big winner in previous reporting periods and the Fund trimmed some of its position at much higher prices; however, the stock price declined during the reporting period due to delays in receiving anticipated contracts. The Fund continues to hold the stock as we believe that, after the delays, the company’s new seismic products will be well-received.

Waste Connections, Inc., a provider of solid waste disposal services, declined during the reporting period due to lower than expected volumes throughout the industry. The Fund continues to hold the stock as we believe that the company may benefit from the Allied Waste Industries Inc./Republic Services Inc. merger.

Top performers  |  Macrovision Solutions Corporation, a provider of solutions that enable digital-product protection, exceeded earnings and revenue expectations during the reporting period.

We remain optimistic about the company as we believe strong trends in the company’s core business plus new product opportunities make Macrovision uniquely positioned for growth despite the economic downturn.

Casual diner, BJ’s Restaurants, Inc., has proven resilient in a difficult macro environment and remains a Fund holding. The company has had strong performance relative to other restaurant chains despite high exposure to states heavily impacted by housing issues. This should bode well for performance once those housing markets stabilize. We believe that easier year over year comparisons and increasing sales combined with moderating costs will continue to drive the stock.

FTI Consulting, Inc. is a leader in bankruptcy consulting services. The company has benefited from the bankruptcy cycle resulting in better than expected earnings. The Fund continues to hold the stock as we believe bankruptcy filings in this economic cycle have yet to peak.

Quality Systems, Inc. markets information-processing systems to medical and dental group practices. The stock remains in the Fund as the company has exceeded revenue and profit expectations and is poised to benefit from President Obama’s plans for investment in healthcare information technology systems.

Shares in Netflix, Inc., an online DVD rental service, appreciated significantly after the company beat earnings and revenue expectations and issued strong guidance. The Fund continues to hold the stock as we believe Netflix is poised to continue to increase market share because consumers seem to favor renting over ownership in an environment of evolving formats (DVD vs. BluRay).

18

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE CAPITAL APPRECIATION FUND
Common stocks—98.3% (a)	Shares	Value
Advertising—1.0%
Lamar Advertising Company, Class A*	248,584	$4,201,070

Apparel—2.1%
Coach Inc.	353,721	8,666,164

Beverages—3.7%
PepsiCo, Inc.	307,309	15,291,696

Biotechnology—1.6%
Amylin Pharmaceuticals Inc.*	606,682	6,637,101

Commercial services—6.2%
The Western Union Company	836,828	14,016,869
Visa Inc., Class A	176,901	11,491,489

Computers—4.7%
Apple Inc.*	71,400	8,984,262
Research In Motion Ltd.*	149,902	10,418,189

Cosmetics/Personal care—2.9%
The Procter & Gamble Company	242,839	12,005,960

Electronics—3.2%
Thermo Fisher Scientific Inc.*	369,176	12,950,694

Financial services—6.8%
CME Group Inc.	60,917	13,483,978
The Charles Schwab Corporation	778,129	14,379,824

Healthcare products—11.5%
Baxter International Inc.	298,039	14,454,892
Johnson & Johnson	241,200	12,629,232
St. Jude Medical, Inc.*	341,700	11,453,784
Zimmer Holdings Inc.*	198,905	8,749,831

Internet—5.3%
Equinix Inc.*	219,195	15,394,065
Google Inc., Class A*	15,100	5,979,147

Lodging—2.5%
Marriott International, Inc., Class A	436,860	10,292,422

Multimedia—0.5%
Viacom Inc., Class B*	97,516	1,876,208

Oil & gas—4.2%
Hess Corporation	139,555	7,646,218
Suncor Energy Inc.	375,140	9,513,550

Oil & gas services—5.0%
Schlumberger Ltd.	255,800	12,531,642
Weatherford International Ltd.*	485,611	8,075,711

Pharmaceuticals—1.7%
Teva Pharmaceutical Industries Ltd., Sponsored ADR	159,865	7,016,475

Real estate—1.8%
CB Richard Ellis Group Inc., Class A*	990,632	7,429,740

Retail—5.6%
Costco Wholesale Corporation	217,248	10,558,253
Target Corporation	304,700	12,571,922

Software—10.8%
Activision Blizzard Inc.*	1,256,520	13,532,720
Electronic Arts Inc.*	208,378	4,240,492
Microsoft Corporation	835,050	16,918,113
Oracle Corporation	504,138	9,750,029

Common stocks—98.3% (a)	Shares	Value
Telecommunications—17.2%
American Tower Corporation, Class A*	741,450	$23,548,452
Crown Castle International Corporation*	1,263,828	30,989,063
QUALCOMM Inc.	380,540	16,104,452
Total common stocks (cost $415,024,950)		403,783,709

Repurchase agreement—1.1% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2009 @ 0.06% to be repurchased at $4,514,008 on May 1, 2009, collateralized by $4,675,000 United States Treasury Notes, 1.875% due February 28, 2014 (market value $4,663,233 including interest) (cost $4,514,000)		4,514,000

Total investment portfolio (cost $419,538,950) 99.4% (a)		408,297,709

Other assets and liabilities, net, 0.6% (a)		2,655,560

Net assets, 100.0%		$410,953,269

* Non-income producing security.
(a) Percentages indicated are based on net assets.

ADR—American depository receipt.

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	26%
Communications	24%
Technology	17%
Consumer, cyclical	10%
Energy	9%
Financial	9%
Industrial	3%
Cash/Other	2%

EAGLE GROWTH & INCOME FUND
Common stocks—78.9% (a)	Shares	Value
Domestic—49.6%
Aerospace/Defense—1.0%
Boeing Company	22,600	$905,130

Agriculture—3.5%
Altria Group, Inc.	65,000	1,061,450
Philip Morris International Inc.	61,600	2,229,920

Banks—5.8%
Fifth Third Bancorp	191,371	784,621
JPMorgan Chase & Company	65,652	2,166,516
U.S. Bancorp	136,100	2,479,742

Beverages—4.2%
Dr. Pepper Snapple Group Inc.*	85,205	1,764,596
The Coca-Cola Company	49,700	2,139,585

Biotechnology—3.1%
Gilead Sciences, Inc.*	62,500	2,862,500

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE GROWTH & INCOME FUND (cont’d)
Common stocks—78.9% (a)	Shares	Value
Computers—4.8%
Apple Inc.*	15,810	$1,989,372
Dell Inc.*	212,800	2,472,736

Electric—1.7%
Entergy Corporation	24,900	1,612,773

Financial services—2.1%
The Charles Schwab Corporation	108,700	2,008,776

Food—2.8%
Kraft Foods Inc., Class A	36,528	854,755
Sysco Corporation	76,000	1,773,080

Healthcare products—1.0%
Varian Medical Systems Inc.*	27,588	920,612

Insurance—3.5%
Cincinnati Financial Corporation	16,241	388,972
Hartford Financial Services Group, Inc.	103,500	1,187,145
The Allstate Corporation	74,520	1,738,552

Oil & gas—1.9%
ConocoPhillips	31,800	1,303,800
Diamond Offshore Drilling, Inc.	6,600	477,906

Pharmaceuticals—2.9%
Eli Lilly & Company	81,975	2,698,617

REIT—1.8%
Chimera Investment Corporation	484,000	1,708,520

Retail—3.2%
McDonald’s Corporation	55,700	2,968,253

Software—3.1%
Microsoft Corporation	141,100	2,858,686

Telecommunications—1.3%
AT&T Inc.	47,200	1,209,264

Television, cable & radio—1.9%
Comcast Corporation, Class A	122,100	1,792,428
Total domestic (cost $55,824,959)		46,358,307

Foreign—29.3% (b)
Computers—1.4%
Research In Motion Ltd.*	18,100	1,257,950

Entertainment—3.0%
OPAP SA	91,545	2,839,130

Financial services—2.9%
Bolsas y Mercados Espanoles	38,300	1,067,692
Hong Kong Exchanges and Clearing Ltd.	133,000	1,529,416
Redecard SA*	12,300	154,807

Insurance—3.5%
ACE Ltd.	62,445	2,892,452
AXA SA	22,000	366,596

Internet—1.7%
Baidu Inc., Sponsored ADR*	6,800	1,583,720

Oil & gas—2.4%
ENI SpA	63,000	1,365,326
Total SA	18,000	900,146

Telecommunications—14.4%
Amdocs Ltd.*	109,000	2,281,370
China Mobile Ltd.	189,000	1,628,280
France Telecom SA	17,466	387,568
Nokia Oyj	121,400	1,730,254
Telefonica SA	165,500	3,142,471
Telstra Corporation Ltd.	1,116,400	2,701,773

Common stocks—78.9% (a)	Shares	Value
Vodafone Group PLC	887,535	$1,630,242
Total foreign (cost $29,649,037)		27,459,193
Total common stocks (cost $85,473,996)		73,817,500

Preferred stocks—1.6% (a)
Banks—1.4%
Bank of America Corporation, 3.0%, Series H	60,000	495,000
Fifth Third Bancorp, 8.50%, Series G (convertible)	14,200	822,038

Financial services—0.2%
CIT Group Inc., 8.75%, Series C (convertible)	9,400	150,494
Total preferred stocks (cost $2,428,343)		1,467,532

Corporate bonds—10.4% (a)	Principal amount	Value
Agriculture—1.3%
Altria Group Inc., 9.70%, 11/10/18	$1,000,000	1,168,541

Banks—1.1%
Fifth Third Capital Trust IV, 6.50% to 04/15/17, floating rate to 04/15/67	1,059,000	381,240
USB Capital IX, 6.189% to 04/15/11, floating rate to 04/15/42	1,121,000	622,155

Electric—1.3%
Atlantic City Electric Company, 7.75%, 11/15/18	250,000	275,216
Entergy Gulf States, 6.0%, 05/01/18	1,000,000	919,721

Financial services—4.8%
CIT Group Inc., 5.0%, 02/13/14	130,600	73,140
CIT Group Inc., 5.0%, 02/01/15	191,800	105,492
CIT Group Inc., 5.40%, 01/30/16	377,700	198,636
CIT Group Inc., 5.85%, 09/15/16	105,200	56,412
CIT Group Inc., 6.10% to 3/15/17, floating rate to 03/15/67	254,000	59,629
General Electric Capital Corporation, 6.375% to 11/15/17, floating rate to 11/15/67	1,571,000	901,743
Glen Meadow Pass Through Trust, 144A, 6.505% to 02/15/17, floating rate to 02/12/67	1,359,000	469,722
Goldman Sachs Capital II, 5.793% to 06/01/12, floating rate to 06/01/43	1,861,000	920,436
Goldman Sachs Capital III, FRN, 2.03%, 09/01/43	552,000	237,360
JPMorgan Chase Capital XXI, FRN, 2.12%, 01/15/87	559,000	237,938
JPMorgan Chase Capital XXIII, FRN, 2.24%, 05/15/77	1,564,000	661,439
Swiss Reinsurance Capital I LP, 144A, 6.854% to 05/25/16, floating rate to 12/29/49	1,550,000	612,250

Insurance—1.5%
Hartford Financial Services Group Inc., 8.125% to 06/15/18, floating rate to 06/15/68	1,840,000	745,200
MetLife Capital Trust X, 144A, 9.25% to 04/08/38, floating rate to 04/08/68	1,000,000	640,000

Retail—0.4%
Rite Aid Corporation, 10.375%, 07/15/16	417,000	358,620
Rite Aid Corporation, 7.50%, 03/01/17	48,000	35,640
Total corporate bonds (cost $8,838,036)		9,680,530

Convertible bonds—7.3% (a)
Airlines—0.3%
JetBlue Airways Corporation, 3.75%, 03/15/35	262,000	235,800

Commercial services—1.0%
Alliance Data Systems Corporation, 144A, 1.75%, 08/01/13	1,199,000	924,729

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE GROWTH & INCOME FUND (cont’d)
Convertible bonds—7.3% (a)	Principal amount	Value
Financial services—0.5%
The NASDAQ OMX Group Inc., 2.50%, 08/15/13	$590,000	$469,788

Oil & gas—0.7%
Chesapeake Energy Corporation, 2.25%, 12/15/38	1,251,000	692,741

REIT—0.9%
Vornado Realty Trust, 2.85%, 04/01/27	1,000,000	843,750

Semiconductors—0.8%
ON Semiconductor Corporation, 2.625%, 12/15/26	935,000	759,688

Telecommunications—3.1%
Level 3 Communications Inc., 6.0%, 03/15/10	3,000,000	2,805,000
Level 3 Communications Inc., 2.875%, 07/15/10	68,000	58,391
Total convertible bonds (cost $6,142,555)		6,789,887

Total investment portfolio excluding repurchase agreement (cost $102,882,930)		91,755,449

Repurchase agreement—1.4% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2009 @ 0.06% to be repurchased at $1,276,002 on May 1, 2009, collateralized by $1,180,000 United States Treasury Notes, 4.25% due August 15, 2015 (market value $1,320,789 including interest) (cost $1,276,000)		1,276,000

Total investment portfolio (cost $104,158,930) 99.6% (a)		93,031,449

Other assets and liabilities, net, 0.4% (a)		420,963

Net assets, 100.0%		$93,452,412

* Non-income producing security.
(a) Percentages indicated are based on net assets. (b) U.S. dollar denominated.

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At April 30, 2009, these securities aggregated $2,646,701 or 2.8% of the net assets of the Fund.
ADR—American depository receipt.
FRN—Floating rate notes reset their interest rate on a semiannual or quarterly basis.
REIT—Real estate investment trust.

Sector allocation
Sector	Percent of net assets
Financial	30%
Communications	22%
Consumer, non-cyclical	17%
Technology	13%
Consumer, cyclical	7%
Energy	5%
Other sectors	4%
Cash/Other	2%

EAGLE INTERNATIONAL EQUITY FUND
Common stocks—86.6% (a)	Shares	Value
Australia—5.4%
BHP Billiton Ltd.	73,817	$1,777,061
Foster’s Group Ltd.	30,736	117,718
Macquarie Airports	236,545	311,155
Rio Tinto Ltd.	51,478	2,410,432
Telstra Corporation Ltd.	93,206	225,566
Wesfarmers Ltd.	11,188	183,694
Woodside Petroleum Ltd.	20,481	568,953
Woolworths Ltd.	17,093	331,925
Austria—0.8%
Flughafen Wien AG	7,739	232,220
OMV AG	18,723	582,665
Telekom Austria AG	4,832	63,553

Brazil—0.8%
Cia Vale do Rio Doce, Sponsored ADR	51,896	856,803

Canada—2.8%
Canadian Natural Resources Ltd.	6,266	288,857
EnCana Corporation	23,883	1,094,579
Petro-Canada	25,323	799,182
Research in Motion Ltd.*	2,766	192,237
Suncor Energy Inc.	10,892	274,103
Talisman Energy Inc.	38,792	485,997

China—2.3%
Bank of China Ltd.	433,000	160,423
Beijing Capital International Airport Company Ltd.	212,278	134,171
China Construction Bank Corporation	475,000	275,353
China Life Insurance Company Ltd.	76,000	267,160
China Petroleum & Chemical Corporation	888,000	690,407
China Telecom Corporation Ltd.	162,000	79,426
Industrial & Commercial Bank of China	476,000	271,868
PetroChina Company Ltd.	658,000	571,106
Ping An Insurance Group Company of China Ltd.	16,000	98,890

Czech—1.8%
Komercni Banka, AS	14,897	2,011,172

Denmark—0.6%
ALK-Abello AS, Class B	1,222	73,907
A.P. Moller-Maersk AS	11	63,734
Danske Bank AS	2,128	23,718
Novo Nordisk AS, Class B	8,146	386,517
Vestas Wind Systems AS*	1,401	91,631

Finland—0.6%
Kone Oyj, Class B	2,696	73,734
Nokia Oyj	23,630	336,786
Orion Oyj, Class B	9,446	136,970
Sampo Oyj, Class A	1,232	23,196
Stora Enso Oyj, Class R	11,837	67,884
UPM-Kymmene Oyj	6,809	60,881

France—10.1%
Accor SA	1,481	62,867
Aeroports de Paris SA	6,523	375,411
Air Liquide SA	3,171	258,616
Alstom SA	4,562	285,121
AXA SA	9,620	160,302
BNP Paribas	9,800	515,980
Bouygues SA	3,590	153,747
Carrefour SA	7,268	293,930
Casino Guichard-Perrachon SA	3,958	247,946
Compagnie de Saint-Gobain	4,513	161,395
Compagnie Generale des Establissements Michelin	6,499	331,597
Credit Agricole SA	8,914	129,303

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—86.6% (a)	Shares	Value
France (cont’d)
France Telecom SA	41,797	$927,467
GDF Suez SA	29,014	1,043,541
Groupe Danone SA	23,847	1,136,722
LVMH Moet Hennessy Louis Vuitton SA	4,762	360,035
Peugeot SA	2,285	52,462
Pinault-Printemps-Redoute SA (PPR)	1,851	141,474
Publicis Groupe SA	4,555	139,696
Renault SA	11,109	355,081
Sanofi-Aventis SA	10,879	626,163
Schneider Electric SA	4,312	325,144
Societe Generale	4,641	234,836
Suez Environnement SA	5,001	76,198
TOTAL SA	32,579	1,629,212
Vallourec SA	293	31,817
Vinci SA	15,784	705,498
Vivendi	14,512	391,238

Germany—8.9%
Adidas AG	3,567	134,615
Allianz SE	5,195	476,651
BASF SE	9,099	342,090
Bayer AG	9,306	461,659
Bayerische Motoren Werke AG	15,500	535,540
Commerzbank AG	8,150	55,642
Daimler AG	26,200	933,730
Deutsche Bank AG	6,005	320,370
Deutsche Boerse AG	1,254	92,563
Deutsche Post AG	9,630	110,450
Deutsche Postbank AG	2,733	58,580
Deutsche Telekom AG	34,216	412,236
E.ON AG	23,447	791,928
Fraport AG Frankfurt Airport Services Worldwide	39,573	1,595,108
Fresenius SE	4,952	204,820
K+S AG	1,804	108,722
Linde AG	1,011	80,390
MAN AG	5,659	349,583
Merck KGaA	1,742	155,957
Metro AG	3,089	131,319
Muenchener Rueckversicherungs AG	2,449	338,031
RWE AG	6,089	437,765
SAP AG	9,357	357,864
Siemens AG	19,343	1,298,372
Wacker Chemie AG	628	65,126

Greece—0.1%
Hellenic Telecommunications Organization SA	9,727	148,925

Hong Kong—1.9%
Cheung Kong Holdings Ltd.	16,000	166,690
China Merchants Holdings (International) Company Ltd.	102,970	242,222
China Mobile Ltd.	68,500	592,775
China National Offshore Oil Corporation Ltd.	207,000	230,289
Esprit Holdings Ltd.	14,700	90,106
GOME Electrical Appliances Holdings Ltd. (b)	390,486	56,431
Hutchison Whampoa Ltd.	90,000	526,057
Sun Hung Kai Properties Ltd.	15,000	154,377

Hungary—1.1%
OTP Bank Nyrt	93,734	1,202,831

Ireland—2.4%
CRH PLC	103,002	2,661,386

Italy—2.6%
Assicurazioni Generali SpA	8,579	174,282
Enel SpA	52,843	286,272

Common stocks—86.6% (a)	Shares	Value
ENI SpA	67,059	$1,453,290
Intesa Sanpaolo SpA	90,260	285,911
Mediobanca SpA	4,588	52,853
Saipem SpA	1,552	33,373
Snam Rete Gas SpA	6,638	26,348
Telecom Italia SpA	137,410	173,682
UniCredit SpA	140,211	339,225
Unione di Banche Italiane ScpA	1,019	14,157

Japan—7.2%
Aisin Seiki Company, Ltd.	5,101	104,446
Bridgestone Corporation	5,600	82,904
Canon Inc.	8,073	243,461
Central Japan Railway Company	19	112,320
Daikin Industries, Ltd.	2,000	53,370
Denso Corporation	7,613	179,157
East Japan Railway Company	3,600	202,961
Eisai Co., Ltd.	2,200	59,362
Fanuc Ltd.	5,700	410,324
Fuji Media Holdings Inc.	41	45,648
Honda Motor Company, Ltd.	27,590	802,119
ITOCHU Corporation	65,000	344,981
JFE Holdings, Inc.	4,000	108,917
KDDI Corporation	23	103,083
Komatsu Ltd.	8,900	109,423
Kubota Corporation	7,491	44,965
Kyocera Corporation	1,100	85,233
Makita Corporation	1,400	32,012
Mitsubishi Corporation	47,500	730,104
Mitsubishi Electric Corporation	15,000	79,558
Mitsui & Company, Ltd.	65,200	682,931
NGK Insulators Ltd.	9,000	136,900
Nidec Corporation	5,100	279,771
Nintendo Company, Ltd.	761	203,021
Nippon Telegraph & Telephone Corporation	1,600	59,972
Nissan Motor Company, Ltd.	23,900	124,285
NTT DoCoMo, Inc.	87	121,212
Panasonic Corporation	13,753	200,098
Ricoh Company Ltd.	9,000	109,785
Shin-Etsu Chemical Company, Ltd.	2,100	101,666
Sony Corporation	3,886	100,547
Sumitomo Metal Industries Ltd.	34,000	78,973
Suzuki Motor Corporation	15,300	286,687
Takeda Pharmaceutical Company, Ltd.	2,200	78,077
Toyota Motor Corporation	38,432	1,504,470

Luxembourg—1.0%
ArcelorMittal	45,496	1,067,982

Mexico—0.1%
America Movil, SAB de CV, Sponsored ADR	3,786	124,370
Grupo Cementos de Chihuahua, SAB de CV (b)	16,327	1,183

Netherlands—3.4%
Aegon NV	7,698	39,722
European Aeronautic Defence and Space Company NV	1,486	21,408
Heineken NV	19,468	578,945
ING Groep NV	9,573	88,091
Koninklijke KPN NV	56,238	675,675
Koninklijke Philips Electronics NV	12,803	230,847
Randstad Holding NV	848	19,332
Reed Elsevier NV	24,320	267,485
Royal Dutch Shell PLC, Class A	50,353	1,170,549
TNT NV	6,629	122,116
Unilever NV	27,980	553,307

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—86.6% (a)	Shares	Value
New Zealand—0.0%
Auckland International Airport Ltd.	909	$854

Norway—0.9%
DnB NOR ASA	3,794	24,127
Norsk Hydro ASA	4,935	21,791
StatoilHydro ASA	48,752	913,052
Yara International ASA	2,049	55,866

Portugal—0.1%
Energias de Portugal SA	23,252	84,826

Russia—1.2%
Gazprom OAO, Sponsored ADR	27,750	487,563
Inter RAO UES OJSC, 144A, Sponsored GDR (b)*	7,106	24,871
JSC MMC Norilsk Nickel, Sponsored ADR	31,226	260,113
LUKOIL, Sponsored ADR	8,250	363,621
OAO Kuzbassenergo, 144A, Sponsored GDR (b)*	2,363	3,899
OAO OGK-1 (Wholesale Generation Company No 1), 144A, Sponsored GDR (b)*	32,708	14,719
OAO OGK-2 (Wholesale Generation Company No 2), 144A, Sponsored GDR (b)*	8,500	10,200
OAO OGK-3 (Wholesale Generation Company No 3), 144A, Sponsored GDR (b)*	13,974	23,756
OAO OGK-6 (Wholesale Generation Company No 6), 144A, Sponsored GDR (b)*	9,911	10,407
OAO RAO Energy System of East (b)*	1,700,000	4,250
OAO Rosneft Oil Company, Sponsored GDR	24,200	125,387
OAO TGK-1 (Territorial Generation Company No 1), 144A, Sponsored GDR (b)*	12,988	10,390
OAO TGK-2 (Territorial Generation Company No 2), 144A, Sponsored GDR (b)*	2,193	3,113
OAO TGK-4 (Territorial Generation Company No 4), 144A, Sponsored GDR (b)*	5,389	5,389
OAO TGK-9 (Territorial Generation Company No 9), 144A, Sponsored GDR (b)*	5,712	6,211
OAO TGK-14 (Territorial Generation Company No 14), 144A, Sponsored GDR (b)*	544	1,183
OAO Volga Territorial Generation Company, 144A, Sponsored GDR (b)*	5,678	5,110
Yenisei Territorial Generating Company, 144A, Sponsored GDR (b)*	5,848	3,683

South Africa—0.1%
Impala Platinum Holdings Ltd.	2,918	56,231

South Korea—3.7%
Hyundai Heavy Industries	1,783	318,211
Hyundai Motor Company	12,103	646,185
Korea Electric Power Corporation	2,640	57,050
KT Corporation	1,850	53,738
KT&G Corporation	4,238	233,206
NHN Corporation*	431	52,105
Pohang Iron & Steel Co., Ltd.	1,956	605,247
Pohang Iron & Steel Co., Ltd., Sponsored ADR	3,778	290,793
Samsung Electronics Company, Ltd.	2,259	1,042,345
Shinsegae Company Ltd.	814	289,038
SK Telecom Company Ltd.	2,359	336,099
SK Telecom Company Ltd., Sponsored ADR	10,275	161,009

Spain—3.1%
Banco Bilbao Vizcaya Argentaria SA	41,704	449,564
Banco Popular Espanol SA	8,134	67,694
Banco Santander SA	87,391	825,021
EDP Renovaveis SA*	18,450	150,880

Common stocks—86.6% (a)	Shares	Value
Gamesa Corp Tecnologica SA	1,973	$37,017
Iberdrola SA	43,138	340,867
Iberdrola Renovables SA*	19,868	80,967
Inditex SA	15,671	668,738
Telefonica SA	41,915	795,870

Sweden—1.8%
Atlas Copco AB, Class A	32,807	305,179
Getinge AB, Class B	10,745	125,892
Hennes & Mauritz AB, Class B	10,501	469,469
Sandvik AB	63,719	418,344
Skanska AB, Class B	5,222	56,647
SKF AB, Class B	30,136	330,331
Svenska Cellulosa AB, Class B	21,740	210,332
TeliaSonera AB	15,228	71,933
Volvo AB, Class B	5,280	34,364

Switzerland—8.6%
ABB Ltd.	52,813	746,253
Adecco SA	1,390	55,071
Credit Suisse Group	11,811	451,371
Flughafen Zuerich AG	1,236	258,932
Givaudan SA	187	118,696
Holcim Ltd.	3,533	178,628
Nestle SA	76,902	2,501,095
Nobel Biocare Holding AG	2,442	49,868
Novartis AG	27,723	1,047,039
Roche Holding AG	4,484	567,694
Swiss Reinsurance	2,371	55,948
Swisscom AG	900	234,278
Syngenta AG	2,272	484,738
The Swatch Group AG	419	58,116
UBS AG	12,984	181,447
Xstrata PLC	253,360	2,227,033
Zurich Financial Services AG	1,627	300,490

Taiwan—0.9%
Cathay Financial Holding Company Ltd., Sponsored GDR	283	2,830
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	84,268	890,713
United Microelectronics Corporation, Sponsored ADR	19,135	58,362

Ukraine—0.4%
Raiffeisen Bank Aval*	1,908,985	40,821
Ukrnafta Oil Company	5,473	74,350
Ukrsotsbank JSCB*	2,466,696	52,747
UkrTelecom	5,916,954	232,213
UkrTelecom, Sponsored GDR	9,912	19,016

United Kingdom—11.9%
Anglo American PLC	30,528	662,169
Barclays PLC	86,934	353,720
BHP Billiton PLC	96,448	2,031,767
BP PLC	206,970	1,467,614
British American Tobacco PLC	14,191	344,083
BT Group PLC	43,786	60,888
Diageo PLC	14,032	168,426
GlaxoSmithKline PLC	21,045	324,980
HSBC Holdings PLC	142,270	1,010,611
Imperial Tobacco Group PLC	9,627	220,108
Lloyds TSB Group PLC	106,033	172,862
Marks & Spencer Group PLC	58,193	289,447
National Grid PLC	13,099	109,389
Old Mutual PLC	21,677	21,902
Pearson PLC	28,157	293,039
Prudential PLC	16,538	95,388
Rio Tinto PLC	45,149	1,852,786
Rolls-Royce Group PLC	23,085	114,969

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—86.6% (a)	Shares	Value
United Kingdom (cont’d)
Rolls-Royce Group PLC, Class C*	1,980,693	$2,930
Royal Bank of Scotland Group PLC	227,121	138,103
Scottish & Southern Energy PLC	6,514	106,462
Smith & Nephew PLC	8,601	60,795
Standard Chartered PLC	8,599	134,587
Tesco PLC	195,995	973,044
Vodafone Group PLC	863,306	1,585,730
WM Morrison Supermarkets PLC	31,692	115,151
Wolseley PLC	800	14,332
WPP PLC	63,808	436,414
Total common stocks (cost $97,931,325)		95,666,973

Preferred stocks—0.0% (a)
Germany—0.0%
Volkswagen AG	737	46,688
Total preferred stocks (cost $33,786)		46,688

Investment companies—10.0% (a)
Hong Kong—0.5%
Hang Seng Investment Index Funds Series—H-Share Index ETF	50,200	583,627

Ireland—0.5%
iShares DJ Euro STOXX 50	17,659	559,583

Japan—6.8%
Nomura Asset Management/Nikkei 225 Index ETF	24,113	2,229,048
Nomura Asset Management/Topix Index ETF	594,724	5,236,181

Singapore—1.1%
iShares MSCI India*	282,900	1,172,903

United States—1.1%
iShares MSCI Taiwan Index Fund	122,550	1,252,462
Total investment companies (cost $11,023,232)		11,033,804

Equity-linked notes—0.0% (a)
Germany—0.0%
Deutsche Bank AG London, 144A, Series 51, 0%, 12/31/09 (b)*	17	44,798
Deutsche Bank AG London, 144A, Series 63, 0%, 12/31/09 (b)*	17	5,258
Total equity-linked notes (cost $188,734)		50,056

Rights—0.0% (a)
Italy—0.0%
Snam Rete Gas SpA, 05/15/09*	6,638	5,094
Total rights (cost $5,766)		5,094

Total investment portfolio excluding repurchase agreement (cost $109,182,843)		106,802,615

Repurchase agreement—4.7% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2009 @ 0.06% to be repurchased at $5,150,009 on May 1, 2009, collateralized by $5,315,000 United States Treasury Notes, 1.125% due January 15, 2012 (market value $5,310,751 including interest) (cost $5,150,000)		5,150,000

Total investment portfolio (cost $114,332,843) 101.3% (a)		111,952,615

Other assets and liabilities, net, (1.3%) (a)		(1,460,597)

Net assets, 100.0%		$110,492,018

Footnotes

* Non-income producing security.

(a) Percentages indicated are based on net assets. (b) Restricted securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At April 30, 2009, these securities aggregated $234,851 or 0.2% of the net assets of the Fund.

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1993. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At April 30, 2009, these securities aggregated $172,987 or 0.2% of the net assets of the Fund.
ADR—American depository receipt.
ETF—Exchange-Traded fund.
GDR—Global depository receipt.

Sector allocation
Sector	Percent of net assets
Financial	21%
Basic materials	15%
Industrial	13%
Energy	12%
Consumer, non-cyclical	11%
Consumer, cyclical	10%
Communications	8%
Other sectors	7%
Cash/Other	3%

Forward foreign currency contracts outstanding
Contract to deliver		In exchange for		Delivery date	Unrealized appreciation (depreciation)
PLN	3,443,628	USD	1,245,045	5/7/09	$215,465
USD	18,794	JPY	1,807,832	5/7/09	(463)
USD	726,127	PLN	2,287,737	5/7/09	(42,136)
USD	342,618	PLN	1,155,891	5/7/09	2,972
PLN	4,807,442	USD	1,678,477	5/11/09	241,517
USD	1,405,925	PLN	4,807,442	5/11/09	31,034
HUF	748,326,367	USD	3,482,042	5/12/09	54,016
USD	1,532,766	HUF	315,085,980	5/12/09	(89,381)
USD	1,469,543	HUF	337,389,761	5/12/09	76,014
CZK	4,648,659	USD	230,989	5/21/09	1,216
CZK	5,760,152	USD	282,174	5/21/09	(2,538)
PLN	1,314,152	USD	427,089	5/21/09	34,542
USD	201,494	CZK	4,648,659	5/21/09	28,280
USD	354,363	PLN	1,314,152	5/21/09	38,183
CZK	1,467,901	USD	79,995	7/14/09	7,575
USD	63,621	CZK	1,467,901	7/14/09	8,798
CZK	1,473,500	USD	79,995	10/14/09	7,436
USD	63,871	CZK	1,473,500	10/14/09	8,687

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Forward foreign currency contracts outstanding (cont’d)
Contract to deliver		In exchange for		Delivery date	Unrealized appreciation (depreciation)
PLN	3,070,608	USD	979,304	10/20/09	$68,840
USD	1,148,669	PLN	3,070,608	10/20/09	(238,205)
CZK	26,716,364	USD	1,344,685	10/27/09	29,395
USD	311,174	CZK	5,750,501	10/27/09	(28,068)
PLN	6,148,702	USD	1,958,743	11/19/09	137,510
USD	2,274,697	PLN	6,148,702	11/19/09	(453,463)
		Net unrealized appreciation			$137,226

CZK—Czech Koruna. HUF—Hungarian Forint. JPY—Japanese Yen. PLN—Polish Zloty. USD—United States Dollar.

Industry Allocation
Industry	Value	Percent of net assets
Oil & gas	$13,270,776	12.0%
Mining	12,156,186	11.0%
Investment companies	11,033,804	10.0%
Banks	9,852,098	8.9%
Telecommunications	7,595,502	6.9%
Food	6,284,439	5.7%
Auto manufacturers	5,321,611	4.8%
Engineering & construction	4,569,996	4.1%
Pharmaceuticals	3,456,666	3.1%
Electric	3,385,281	3.1%
Building materials	3,055,962	2.8%
Retail	2,246,513	2.0%
Iron/Steel	2,151,912	1.9%
Insurance	2,142,883	1.9%
Chemicals	2,077,569	1.9%
Semiconductors	1,991,420	1.8%
Distribution/Wholesale	1,772,348	1.6%
Machinery	1,578,329	1.4%
Diversified manufacturer	1,298,372	1.2%
Financial services	1,273,730	1.1%
Multimedia	1,120,691	1.0%
Beverages	865,089	0.8%
Agriculture	797,397	0.7%
Electronics	732,751	0.7%
Auto parts & equipment	698,104	0.6%
Transportation	611,583	0.6%
Electrical components & equipment	533,350	0.5%

Industry Allocation (cont’d)
Industry	Value	Percent of net assets
Hand/Machine tools	$450,356	0.4%
Healthcare products	441,375	0.4%
Metal fabricate/hardware	362,148	0.3%
Software	357,864	0.3%
Office/Business equipment	353,246	0.3%
Forest products & paper	339,097	0.3%
Real estate	321,067	0.3%
Shipbuilding	318,211	0.3%
Home furnishings	300,645	0.3%
Printing & publishing	267,485	0.2%
Energy-Alternative sources	231,847	0.2%
Toys/Games/Hobbies	203,021	0.2%
Computers	192,237	0.2%
Advertising	139,696	0.1%
Aerospace/Defense	139,307	0.1%
Apparel	134,615	0.1%
Water	76,198	0.1%
Commercial services	74,403	0.1%
Lodging	62,867	0.1%
Internet	52,105	0.1%
Other	110,463	0.1%
Total investment portfolio excluding repurchase agreement	$106,802,615	96.6%

EAGLE LARGE CAP CORE FUND
Common stocks—91.7% (a)	Shares	Value
Advertising—3.2%
Omnicom Group Inc.	109,245	$3,437,940

Aerospace/Defense—1.5%
United Technologies Corporation	33,120	1,617,581

Banks—6.8%
JPMorgan Chase & Company	34,520	1,139,160
Morgan Stanley	71,005	1,678,558
State Street Corporation	29,125	994,036
SunTrust Banks, Inc.	28,500	411,540
The Goldman Sachs Group, Inc.	13,520	1,737,320
Wells Fargo & Company	72,890	1,458,529

Biotechnology—1.5%
Genzyme Corporation*	30,750	1,639,898

Computers—3.1%
Apple, Inc.*	16,025	2,016,426
Dell Inc.*	113,255	1,316,023

Diversified manufacturer—5.0%
General Electric Company	177,125	2,240,631
Tyco International Ltd.	132,186	3,140,739

Financial services—1.4%
American Express Company	58,280	1,469,822

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE LARGE CAP CORE FUND (cont’d)
Common stocks—91.7% (a)	Shares	Value
Healthcare products—7.5%
Covidien Ltd.	55,456	$1,828,939
Johnson & Johnson	79,555	4,165,500
Zimmer Holdings, Inc.*	48,625	2,139,014

Healthcare services—1.8%
UnitedHealth Group Inc.	83,010	1,952,395

Insurance—0.7%
MetLife, Inc.	26,630	792,242

Internet—2.7%
eBay Inc.*	179,905	2,963,035

Multimedia—2.1%
Viacom Inc., Class B*	120,050	2,309,762

Oil & gas—7.1%
BP PLC, Sponsored ADR	72,010	3,057,545
ConocoPhillips	56,440	2,314,040
EOG Resources Inc.	36,200	2,297,976

Oil & gas services—2.3%
Schlumberger Ltd.	50,265	2,462,482

Pharmaceuticals—3.2%
Pfizer Inc.	256,160	3,422,298
Retail—13.7%
CVS/Caremark Corporation	153,685	4,884,109
Home Depot, Inc.	86,140	2,267,205
Macy’s Inc.	183,940	2,516,299
Staples, Inc.	251,180	5,179,332

Semiconductors—11.0%
Analog Devices, Inc.	80,665	1,716,551
Applied Materials, Inc.	387,830	4,735,404
Intel Corporation	201,080	3,173,042
Texas Instruments Inc.	126,320	2,281,339

Software—9.8%
Adobe Systems Inc.*	93,795	2,565,293
Electronic Arts Inc.*	177,805	3,618,332
Microsoft Corporation	166,130	3,365,794
Oracle Corporation	56,270	1,088,262

Telecommunications—5.8%
Cisco Systems, Inc.*	102,310	1,976,629
Sprint Nextel Corporation*	983,850	4,289,586

Television, cable & radio—1.5%
Comcast Corporation, Class A	104,535	1,616,112
Total common stocks (cost $122,000,007)		99,276,720

Repurchase agreement—8.5% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2009 @ 0.06% to be repurchased at $9,239,015 on May 1, 2009, collateralized by $8,510,000 United States Treasury Notes, 4.25% due August 15, 2015 (market value $9,525,352 including interest) (cost $9,239,000)		9,239,000

Total investment portfolio (cost $131,239,007) 100.2% (a)		108,515,720

Other assets and liabilities, net, (0.2%) (a)		(290,989)

Net assets, 100.0%		$108,224,731

* Non-income producing security. (a) Percentages indicated are based on net assets.

ADR—American depository receipt.

Sector allocation
Sector	Percent of net assets
Technology	25%
Communications	15%
Consumer, cyclical	14%
Consumer, non-cyclical	13%
Energy	9%
Financial	9%
Industrial	7%
Cash/Other	8%

EAGLE MID CAP GROWTH FUND
Common stocks—98.7% (a)	Shares	Value
Aerospace/Defense—3.0%
L-3 Communications Holdings, Inc.	48,990	$3,730,588

Apparel—3.0%
Coach Inc.	154,175	3,777,288

Auto manufacturers—2.1%
Navistar International Corporation*	68,305	2,581,929

Biotechnology—1.9%
Celgene Corporation*	56,175	2,399,796

Chemicals—4.3%
Huntsman Corporation	683,900	3,665,704
Terra Industries Inc.	64,720	1,715,080

Commercial services—5.0%
Apollo Group Inc., Class A*	15,810	995,240
FTI Consulting, Inc.*	42,745	2,345,846
Quanta Services, Inc.*	78,415	1,782,373
SAIC Inc.*	65,765	1,190,346

Computers—5.2%
Accenture Ltd., Class A	88,110	2,593,077
Synopsys, Inc.*	65,665	1,430,184
Western Digital Corporation*	108,825	2,559,564

Distribution/Wholesale—1.0%
Fastenal Company	32,330	1,240,179

Electronics—4.7%
Dolby Laboratories, Inc., Class A*	86,505	3,471,446
Thermo Fisher Scientific Inc.*	68,175	2,391,579

Energy-Alternative sources—1.9%
First Solar Inc.*	12,960	2,427,278

Entertainment—6.2%
Bally Technologies, Inc.*	152,865	4,002,006
Penn National Gaming, Inc.*	109,885	3,738,288

Environmental control—2.3%
Republic Services, Inc.	63,565	1,334,865
Waste Connections, Inc.*	60,375	1,556,468

Financial services—5.7%
Ameriprise Financial, Inc.	89,675	2,362,936
Lazard Ltd., Class A	41,065	1,121,074
TD Ameritrade Holding Corporation*	232,575	3,700,268

Home furnishings—0.9%
Harman International Industries, Inc.	62,275	1,132,782

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE MID CAP GROWTH FUND (cont’d)
Common stocks—98.7% (a)	Shares	Value
Insurance—1.4%
RenaissanceRe Holdings Ltd.	35,860	$1,744,948

Internet—6.4%
IAC/InterActiveCorp*	146,202	2,342,156
Netflix, Inc.*	66,325	3,005,186
VeriSign, Inc.*	132,050	2,717,589

Iron/Steel—2.0%
Nucor Corporation	60,495	2,461,542

Leisure time—1.4%
WMS Industries, Inc.*	53,320	1,712,105

Mining—1.8%
Freeport-McMoRan Copper & Gold Inc.	52,655	2,245,736

Oil & gas—6.8%
CNX Gas Corporation*	111,802	2,878,902
Denbury Resources Inc.*	206,315	3,358,808
PetroHawk Energy Corporation*	95,080	2,243,888

Oil & gas services—1.0%
Oceaneering International, Inc.*	28,430	1,295,555

Pharmaceuticals—6.2%
Cephalon Inc.*	16,565	1,086,830
Dendreon Corporation*	45,500	964,600
Express Scripts Inc.*	48,235	3,085,593
Mylan Inc.*	203,160	2,691,870
Retail—4.5%
Advance Auto Parts, Inc.	34,005	1,487,719
Burger King Holdings Inc.	97,425	1,591,924
Copart, Inc.*	79,870	2,507,119

Savings & loans—0.7%
People’s United Financial Inc.	55,875	872,768

Semiconductors—8.0%
Altera Corporation	87,990	1,435,117
Applied Materials Inc.	114,195	1,394,321
Linear Technology Corporation	90,545	1,972,070
MEMC Electronic Materials, Inc.*	133,035	2,155,167
Micron Technology, Inc.*	628,820	3,068,642

Software—6.1%
Adobe Systems Inc.*	111,536	3,050,510
ANSYS, Inc.*	79,765	2,203,109
Novell, Inc.*	621,198	2,335,704

Telecommunications—4.3%
Amdocs Ltd.*	130,915	2,740,051
Windstream Corporation	326,620	2,710,946

Transportation—0.9%
Landstar System, Inc.	31,840	1,133,820
Total common stocks (cost $118,853,113)		123,740,479

Repurchase agreement—3.0% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2009 @ 0.06% to be repurchased at $3,715,006 on May 1, 2009, collateralized by $3,425,000 United States Treasury Notes, 4.25% due August 15, 2015 (market value $3,833,646 including interest) (cost $3,715,000)		3,715,000

Total investment portfolio (cost $122,568,113) 101.7% (a)		127,455,479

Other assets and liabilities, net, (1.7%) (a)		(2,148,333)

Net assets, 100.0%		$125,307,146

Footnotes
* Non-income producing security. (a) Percentages indicated are based on net assets.

Sector allocation
Sector	Percent of net assets
Technology	21%
Consumer, cyclical	19%
Communications	11%
Consumer, non-cyclical	11%
Industrial	11%
Basic materials	8%
Energy	8%
Financial	8%
Utilities	2%
Cash/Other	1%

EAGLE MID CAP STOCK FUND
Common stocks—98.9% (a)	Shares	Value
Aerospace/Defense—1.0%
Alliant Techsystems Inc.*	127,758	$10,175,925

Agriculture—2.6%
Lorillard Inc.	430,862	27,200,318

Biotechnology—1.3%
Bio-Rad Laboratories, Inc., Class A*	191,315	13,332,742

Chemicals—3.3%
Celanese Corporation, Series A	557,960	11,627,886
Ecolab Inc.	586,755	22,619,405

Commercial services—5.1%
DeVry Inc.	218,595	9,303,403
Lender Processing Services Inc.	347,620	9,962,789
The Washington Post Company, Class B	52,620	22,026,206
The Western Union Company	700,380	11,731,365

Computers—4.1%
DST Systems, Inc.*	272,316	9,849,670
IHS Inc., Class A*	342,339	14,159,141
Synopsys Inc.*	357,240	7,780,687
Western Digital Corporation*	482,015	11,336,993

Diversified manufacturer—4.4%
Acuity Brands Inc.	372,040	10,692,430
Danaher Corporation	482,474	28,195,781
SPX Corporation	157,775	7,284,472

Electric—0.6%
ITC Holdings Corporation	144,803	6,303,275

Electrical components & equipment—2.8%
AMETEK, Inc.	908,263	29,255,151

Electronics—4.8%
Agilent Technologies Inc.*	622,235	11,362,011
Amphenol Corporation, Class A	446,566	15,111,793
Dolby Laboratories Inc., Class A*	312,170	12,527,382
Mettler-Toledo International Inc.*	181,505	11,186,153

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE MID CAP STOCK FUND (cont’d)
Common stocks—98.9% (a)	Shares	Value
Entertainment—2.2%
DreamWorks Animation SKG, Inc.*	485,430	$11,655,174
Penn National Gaming Inc.*	333,060	11,330,701

Environmental control—3.4%
Stericycle Inc.*	281,260	13,241,721
Waste Connections, Inc.*	877,965	22,633,938

Financial services—2.5%
IntercontinentalExchange, Inc.*	181,060	15,860,856
Lazard Ltd., Class A	381,401	10,412,247

Food—2.2%
Hormel Foods Corporation	308,420	9,650,462
Kellogg Company	313,115	13,185,273

Hand/Machine tools—0.8%
Snap-On Inc.	245,790	8,337,197

Healthcare products—3.5%
C.R. Bard, Inc.	127,253	9,115,132
Idexx Laboratories, Inc.*	248,455	9,764,282
Patterson Companies, Inc.*	617,235	12,628,628
Qiagen NV*	331,285	5,459,577

Healthcare services—4.2%
Laboratory Corporation of America Holdings*	364,122	23,358,426
Lincare Holdings Inc.*	830,592	20,042,185

Household products—0.8%
Church & Dwight Co., Inc.	157,820	8,586,986

Insurance—7.6%
Aon Corporation	368,678	15,558,212
Arch Capital Group Ltd.*	425,182	24,567,016
Axis Capital Holdings Ltd.	407,815	10,048,562
HCC Insurance Holdings, Inc.	577,658	13,817,579
Reinsurance Group of America Inc.	487,959	15,512,217

Internet—2.4%
Symantec Corporation*	875,955	15,110,224
VeriSign Inc.*	490,018	10,084,570

Machinery—1.0%
Roper Industries Inc.	235,980	10,758,328

Metal fabricate/hardware—1.7%
Precision Castparts Corporation	239,885	17,957,791

Multimedia—2.5%
Liberty Media Corporation—Entertainment, Class A*	1,044,011	25,421,668

Oil & gas—5.0%
Comstock Resources Inc.*	299,463	10,319,495
Noble Energy, Inc.	231,925	13,161,744
PetroHawk Energy Corporation*	432,725	10,212,310
Ultra Petroleum Corporation*	422,075	18,064,810

Oil & gas services—1.2%
Cameron International Corporation*	492,795	12,605,696

Packaging & containers—2.2%
Owens-Illinois, Inc.*	410,947	10,022,997
Pactiv Corporation*	590,191	12,901,575

Pharmaceuticals—2.8%
Cephalon Inc.*	229,885	15,082,755
McKesson Corporation	379,480	14,040,760

Printing & Publishing—2.4%
John Wiley & Sons, Inc., Class A	722,621	24,496,852

Common stocks—98.9% (a)	Shares	Value
REITs—2.3%
Annaly Capital Management, Inc.	875,360	$12,316,315
Plum Creek Timber Company, Inc.	338,565	11,687,264

Retail—4.5%
O’Reilly Automotive, Inc.*	236,330	9,181,420
Staples Inc.	679,020	14,001,392
Tiffany & Company	357,682	10,351,317
TJX Companies, Inc.	470,335	13,155,270

Savings & loans—1.0%
Hudson City Bancorp Inc.	845,920	10,624,755

Semiconductors—3.2%
Analog Devices Inc.	733,540	15,609,731
Microchip Technology Inc.	779,440	17,927,120

Software—6.2%
Adobe Systems Inc.*	540,515	14,783,085
Ansys Inc.*	688,933	19,028,329
Fiserv, Inc.*	595,305	22,216,783
Metavante Technologies Inc.*	363,158	8,566,897

Telecommunications—1.4%
Cellcom Israel Ltd.	653,760	14,245,430

Television, cable & radio—0.9%
The DIRECTV Group, Inc.*	392,435	9,704,918

Transportation—1.0%
J.B. Hunt Transport Services, Inc.	375,840	10,568,622
Total common stocks (cost $1,039,634,872)		1,032,001,572

Repurchase agreement—3.1% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2009 @ 0.06% to be repurchased at $32,606,054 on May 1, 2009, collateralized by $33,460,000 United States Treasury Notes, 0.875% due December 31, 2010 (market value $33,583,193 including interest) (cost $32,606,000)		32,606,000

Total investment portfolio (cost $1,072,240,872) 102.0% (a)		1,064,607,572

Other assets and liabilities, net, (2.0%) (a)		(20,722,014)

Net assets, 100.0%		$1,043,885,558

* Non-income producing security. (a) Percentages indicated are based on net assets.

REIT—Real estate investment trust.

Sector allocation
Sector	Percent of net assets
Industrial	23%
Consumer, non-cyclical	21%
Technology	15%
Financial	12%
Communications	10%
Consumer, cyclical	7%
Energy	6%
Other sectors	5%
Cash/Other	1%

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE SMALL CAP CORE VALUE FUND
Common stocks—90.7% (a)	Shares	Value
Aerospace/Defense—0.3%
Orbital Sciences Corporation*	7,805	$120,665

Banks—5.2%
Cardinal Financial Corporation	88,125	691,781
PrivateBancorp Inc.	17,010	344,452
Signature Bank*	18,010	489,692
Southwest Bancorp, Inc.	22,200	152,070
Sterling Bancshares, Inc.	34,635	230,323
Texas Capital Bancshares, Inc.*	40,145	562,030

Biotechnology—1.6%
Charles River Laboratories International, Inc.*	8,065	222,997
Cubist Pharmaceuticals, Inc.*	32,560	540,496

Building materials—0.5%
Lennox International Inc.	7,255	231,362

Coal—1.2%
Foundation Coal Holdings Inc.	24,260	393,982
Massey Energy Company	10,865	172,862

Commercial services—10.6%
AerCap Holdings NV*	27,545	128,911
Chemed Corporation	18,585	786,703
Cross Country Healthcare, Inc.*	64,340	566,835
Euronet Worldwide, Inc.*	46,220	747,840
Gartner, Inc.*	31,650	427,592
Interactive Data Corporation	34,680	779,606
LECG Corporation*	142,873	415,760
Net 1 UEPS Technologies, Inc.*	44,920	741,180
On Assignment, Inc.*	95,297	335,445
Parexel International Corporation*	7,080	70,163

Computers—2.5%
Electronics for Imaging, Inc.*	43,610	428,250
Insight Enterprises, Inc.*	32,480	185,786
Mercury Computer Systems, Inc.*	43,240	351,109
SMART Modular Technologies (WWH), Inc.*	81,396	200,234

Distribution/Wholesale—2.5%
FGX International Holdings Ltd.*	65,560	755,251
School Specialty, Inc.*	22,355	419,603

Diversified manufacturer—0.9%
Barnes Group Inc.	29,225	413,826

Electric—0.9%
Allete, Inc.	15,425	401,667

Electrical components & equipment—0.7%
Belden, Inc.	19,470	313,856

Electronics—1.2%
Benchmark Electronics, Inc.*	31,040	376,515
Sonic Solutions, Inc.*	93,456	205,603

Engineering & construction—3.7%
Dycom Industries, Inc.*	79,965	673,305
KHD Humboldt Wedag International Ltd.*	11,775	102,089
URS Corporation*	21,870	963,592

Entertainment—1.0%
Lions Gate Entertainment Corporation*	98,665	484,445

Environmental control—0.3%
Casella Waste Systems, Inc., Class A*	58,495	120,500

Financial services—3.1%
Compass Diversified Holdings	13,540	121,048
Investment Technology Group, Inc.*	11,275	256,844
KBW Inc.*	7,455	180,336

Common stocks—90.7% (a)	Shares	Value
MarketAxess Holdings Inc.*	32,921	$315,712
optionsXpress Holdings, Inc.	34,325	564,990

Gas—2.2%
AGL Resources, Inc.	32,785	1,021,908

Healthcare products—2.1%
Merit Medical Systems, Inc.*	62,453	968,646

Healthcare services—6.1%
AMERIGROUP Corporation*	24,635	735,847
Amsurg Corporation*	45,215	928,716
Mednax Inc.*	19,815	711,358
Psychiatric Solutions, Inc.*	26,805	519,749

Household products—1.1%
Jarden Corporation*	26,140	525,414

Insurance—5.7%
American Equity Investment Life Holding Company	109,485	616,401
Assured Guaranty Ltd.	38,690	373,745
First Mercury Financial Corporation*	19,410	256,600
IPC Holdings, Ltd.	14,985	390,209
Platinum Underwriters Holdings, Ltd.	16,625	478,301
Stewart Information Services Corporation	25,110	567,737

Internet—2.6%
1-800-FLOWERS.COM Inc., Class A*	169,396	494,636
SonicWALL, Inc.*	138,700	753,141

Machinery—1.1%
Altra Holdings, Inc.*	40,755	222,930
Wabtec Corporation	7,395	282,045

Machinery-Diversified—0.2%
Flowserve Corporation	1,550	105,245

Metal fabricate/hardware—0.9%
Kaydon Corporation	13,775	440,249

Mining—1.6%
IAMGOLD Corporation	95,185	760,528

Miscellaneous manufacturer—0.5%
Polypore International, Inc.*	33,205	250,366

Oil & gas—1.8%
Comstock Resources, Inc.*	16,380	564,455
Rosetta Resources, Inc.*	41,230	290,672

Oil & gas services—3.9%
Dresser-Rand Group, Inc.*	33,950	836,188
Oceaneering International, Inc.*	22,070	1,005,730

Pharmaceuticals—1.4%
Herbalife Ltd.	33,775	669,420

Printing & publishing—2.0%
John Wiley & Sons, Inc., Class A	28,230	956,997

REITs—1.6%
BioMed Realty Trust, Inc.	36,420	415,552
Chimera Investment Corporation	60,735	214,395
Kite Realty Group Trust	38,875	136,062

Retail—4.4%
AFC Enterprises, Inc.*	81,847	508,270
Jo-Ann Stores Inc.*	23,460	429,787
Nu Skin Enterprises, Inc., Class A	44,165	566,195
Stage Stores, Inc.	45,260	554,435

Semiconductors—2.0%
Microsemi Corporation*	37,810	507,410
Varian Semiconductor Equipment Associates, Inc.*	17,415	445,650

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE SMALL CAP CORE VALUE FUND (cont’d)
Common stocks—90.7% (a)	Shares	Value
Software—7.3%
Aspen Technology, Inc.*	122,037	$947,007
Avid Technology, Inc.*	34,935	386,730
Bottomline Technologies, Inc.*	76,041	596,922
SPSS, Inc.*	22,720	702,048
Sybase, Inc.*	24,115	818,945

Telecommunications—5.2%
Alaska Communications Systems Group, Inc.	71,065	428,522
CommScope, Inc.*	27,045	678,830
Switch & Data Facilities Company, Inc.*	37,030	428,437
Symmetricom, Inc.*	111,825	556,888
Syniverse Holdings, Inc.*	28,240	355,824

Transportation—0.8%
Genesee & Wyoming Inc., Class A*	12,675	380,258
Total common stocks (cost $34,522,586)		42,772,708

Investment companies—4.2% (a)
Apollo Investment Corporation	30,990	148,752
iShares Russell 2000 Growth Index Fund	9,020	476,166
iShares Russell 2000 Index Fund	14,130	685,588
iShares Russell 2000 Value Index Fund	14,460	658,219
Total investment companies (cost $1,606,970)		1,968,725

Total investment portfolio excluding repurchase agreement (cost $36,129,556)		44,741,433

Repurchase agreement—6.3% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2009 @ 0.06% to be repurchased at $2,958,005 on May 1, 2009, collateralized by $3,050,000 United States Treasury Bills due August 27, 2009 (market value $3,048,649 including interest) (cost $2,958,000)		2,958,000

Total investment portfolio (cost $39,087,556) 101.2% (a)		47,699,433

Other assets and liabilities, net, (1.2%) (a)		(560,793)

Net assets, 100.0%		$47,138,640

* Non-income producing security. (a) Percentages indicated are based on net assets.

REIT—Real estate investment trust.

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	21%
Financial	20%
Technology	13%
Industrial	11%
Communications	10%
Consumer, cyclical	8%
Energy	7%
Other sectors	5%
Cash/Other	5%

EAGLE SMALL CAP GROWTH FUND
Common stocks—98.8% (a)	Shares	Value
Apparel—1.8%
True Religion Apparel Inc.*	300,667	$4,738,512

Banks—1.6%
First Commonwealth Financial Corporation	292,270	2,533,981
S&T Bancorp Inc.	81,210	1,451,223

Biotechnology—1.8%
Bio-Rad Laboratories Inc., Class A*	41,675	2,904,331
Cubist Pharmaceuticals Inc.*	108,915	1,807,989

Chemicals—6.0%
CF Industries Holdings Inc.	67,285	4,847,884
Huntsman Corporation	1,024,685	5,492,312
Terra Industries Inc.	193,320	5,122,980

Commercial services—8.4%
Coinstar Inc.*	77,523	2,759,044
FTI Consulting Inc.*	145,485	7,984,217
Monster Worldwide, Inc.*	200,425	2,765,865
Ritchie Brothers Auctioneers Inc.	153,450	3,437,280
The GEO Group, Inc.*	270,270	4,494,590

Computers—3.9%
Compellent Technologies, Inc.*	404,114	4,509,912
Netezza Corporation*	452,877	3,663,775
Radiant Systems Inc.*	260,000	1,916,200

Electronics—1.9%
Coherent, Inc.*	256,410	4,871,790

Entertainment—4.9%
Bally Technologies Inc.*	281,120	7,359,722
Penn National Gaming Inc.*	80,240	2,729,765
Shuffle Master, Inc.*	630,184	2,401,001

Environmental control—1.8%
Waste Connections Inc.*	181,963	4,691,006

Financial services—1.7%
Investment Technology Group Inc.*	189,705	4,321,480

Healthcare products—7.7%
American Medical Systems Holdings, Inc.*	551,105	6,817,169
Cutera, Inc.*	179,025	1,124,277
Thoratec Corporation*	352,770	10,251,496
Vital Images, Inc.*	140,468	1,422,941

Healthcare services—7.6%
Amedisys Inc.*	84,445	2,832,285
Centene Corporation*	245,665	4,512,866
Genoptix Inc.*	94,440	2,746,315
Icon PLC, Sponsored ADR*	292,890	4,639,378
Lincare Holdings Inc.*	195,540	4,718,380

Home furnishings—4.3%
DTS, Inc.*	190,855	5,086,286
Universal Electronics, Inc.*	314,181	5,887,752

Internet—3.8%
NetFlix Inc.*	80,300	3,638,393
TIBCO Software, Inc.*	973,235	6,150,845

Leisure time—1.2%
WMS Industries Inc.*	92,515	2,970,657

Metal fabricate/hardware—2.2%
Northwest Pipe Company*	148,524	5,633,515

Miscellaneous manufacturer—1.0%
Hexcel Corporation*	256,110	2,456,095

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2009

EAGLE SMALL CAP GROWTH FUND (cont’d)
Common stocks—98.8% (a)	Shares	Value
Multimedia—1.0%
FactSet Research Systems Inc.	49,352	$2,644,774

Oil & gas services—5.0%
Core Laboratories NV	42,180	3,510,641
Lufkin Industries, Inc.	123,774	4,319,713
Oceaneering International Inc.*	58,875	2,682,934
OYO Geospace Corporation*	138,383	2,200,290

Pharmaceuticals—3.9%
BioMarin Pharmaceutical Inc.*	229,525	2,951,692
Herbalife Ltd.	114,855	2,276,426
Onyx Pharmaceuticals Inc.*	87,265	2,260,164
Perrigo Company	97,215	2,519,813

Retail—8.4%
BJ’s Restaurants, Inc.*	307,270	5,066,882
Cash America International, Inc.	298,730	6,679,603
Copart Inc.*	72,640	2,280,170
Genesco Inc.*	327,587	7,462,432

Semiconductors—6.0%
Macrovision Solutions Corporation*	315,425	6,377,894
ON Semiconductor Corporation*	464,775	2,519,080
Varian Semiconductor Equipment Associates Inc.*	251,185	6,427,824

Software—8.8%
Ansys Inc.*	182,290	5,034,850
Eclipsys Corporation*	381,281	5,032,909
Informatica Corporation*	154,865	2,462,354
MedAssets Inc.*	143,588	2,475,457
Novell Inc.*	615,685	2,314,976
Quality Systems, Inc.	95,606	5,126,394

Telecommunications—2.1%
EMS Technologies, Inc.*	278,355	5,302,663

Transportation—2.0%
Landstar System Inc.	142,575	5,077,090
Total common stocks (cost $241,366,312)		252,700,534

Repurchase agreement—5.3% (a)	Value
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2009 @ 0.06% to be repurchased at $13,566,023 on May 1, 2009, collateralized by $14,045,000 United States Treasury Notes, 1.875% due February 28, 2014 (market value $14,009,649 including interest) (cost $13,566,000)	$13,566,000

Total investment portfolio (cost $254,932,312) 104.1% (a)	266,266,534

Other assets and liabilities, net, (4.1%) (a)	(10,376,643)

Net assets, 100.0%	$255,889,891

* Non-income producing security. (a) Percentages indicated are based on net assets.

ADR—American depository receipt.

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	28%
Consumer, cyclical	21%
Technology	20%
Industrial	9%
Communications	7%
Basic materials	6%
Energy	5%
Financial	3%
Cash/Other	1%

The accompanying notes are an integral part of the financial statements.	31

Statements of Assets and Liabilities

UNAUDITED	04.30.2009

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

Assets
Investments, at value (a)	$403,783,709	$91,755,449	$106,802,615	$99,276,720	$123,740,479	$1,032,001,572	$44,741,433	$252,700,534
Repurchase agreements (b)	4,514,000	1,276,000	5,150,000	9,239,000	3,715,000	32,606,000	2,958,000	13,566,000
Cash	344	537	667	473	210	137	688	124
Foreign currency (identified cost $78,657)	—	—	79,011	—	—	—	—	—
Receivable for investments sold	5,985,764	14,851	2,067,126	—	1,571,766	40,387,628	31,156	159,929
Receivable for fund shares sold	893,700	212,174	87,268	297,570	514,326	8,111,670	153,048	597,287
Receivable for dividends and interest	101,796	519,991	296,500	75,010	44,945	250,160	5	3,609
Receivable for recoverable foreign withholding taxes	—	898	191,080	—	—	—	—	—
Prepaid expenses	57,399	43,456	50,062	41,925	33,504	69,484	55,949	46,675
Unrealized gain on forward foreign currency contracts	—	—	991,480	—	—	—	—	—
Total assets	415,336,712	93,823,356	115,715,809	108,930,698	129,620,230	1,113,426,651	47,940,279	267,074,158

Liabilities
Payable for investments purchased	2,853,485	59,332	2,950,092	—	3,853,364	65,207,958	416,948	10,195,762
Payable for fund shares redeemed	1,021,148	173,730	1,178,833	585,255	267,960	3,136,879	319,921	660,614
Accrued investment advisory fee	193,447	28,088	56,855	50,982	58,840	466,868	4,946	120,119
Accrued administrative fee	47,450	11,092	13,433	3,617	14,649	116,432	1,451	28,491
Accrued distribution fee	120,803	38,838	59,781	8,106	47,761	297,154	2,344	71,736
Accrued shareholder servicing fee	75,059	14,358	20,269	—	20,476	200,659	—	46,862
Accrued fund accounting fee	8,329	4,735	11,792	8,251	7,578	8,118	8,040	8,381
Accrued internal audit fees	63	63	63	63	63	63	63	63
Accrued trustees and officers compensation	7,248	8,548	8,548	8,543	8,548	8,547	8,865	8,548
Unrealized loss on forward foreign currency contracts	—	—	854,254	—	—	—	—	—
Other accrued expenses	56,411	32,160	69,871	41,150	33,845	98,415	39,061	43,691
Total liabilities	4,383,443	370,944	5,223,791	705,967	4,313,084	69,541,093	801,639	11,184,267
Net assets	410,953,269	93,452,412	110,492,018	108,224,731	125,307,146	1,043,885,558	47,138,640	255,889,891

Net assets consists of
Paid-in capital	521,954,077	126,310,814	212,663,426	192,354,644	147,173,012	1,530,339,691	38,484,907	330,699,911
Undistributed net investment income (loss)	(843,522)	83,757	(5,740,309)	432,830	(446,255)	(1,707,078)	(13,362)	(1,076,556)
Accumulated net realized gain (loss)	(98,916,045)	(21,814,880)	(94,178,133)	(61,839,456)	(26,306,977)	(477,113,755)	55,218	(85,067,686)
Unrealized gain on forward foreign currency contracts	—	—	137,226	—	—	—	—	—
Net unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(11,241,241)	(11,127,279)	(2,390,192)	(22,723,287)	4,887,366	(7,633,300)	8,611,877	11,334,222
Net assets	410,953,269	93,452,412	110,492,018	108,224,731	125,307,146	1,043,885,558	47,138,640	255,889,891

Net assets, at market value
Class A	311,676,446	58,845,853	49,044,221	9,661,501	83,677,424	685,536,317	3,873,492	165,211,475
Class C	75,440,697	34,352,441	61,429,875	7,908,768	39,907,486	202,542,201	2,075,360	49,543,108
Class I	6,887,010	254,118	17,922	90,640,773	1,577,122	104,804,518	41,189,788	16,106,371
Class R-3	356,446	—	—	—	145,114	1,773,742	—	1,484,953
Class R-5	16,592,670	—	—	13,689	—	49,228,780	—	23,543,984

Net asset value (“NAV”), offering and redemption price per share
Class A	$19.20	$9.47	$15.71	$10.13	$18.56	$17.76	$13.59	$21.12
Maximum offering price (c)	$20.16	$9.94	$16.49	$10.64	$19.49	$18.65	$14.27	$22.17
Class C	$16.93	$9.21	$14.30	$10.04	$16.55	$15.77	$13.54	$18.11
Class I	$19.44	$9.46	$15.73	$10.11	$18.80	$17.95	$13.60	$21.35
Class R-3	$19.11	$—	$—	$—	$18.54	$17.67	$—	$21.02
Class R-5	$19.40	$—	$—	$10.33	$—	$17.97	$—	$21.35

Shares of beneficial interest outstanding
Class A	16,235,803	6,214,593	3,122,119	954,143	4,509,488	38,599,695	285,017	7,823,841
Class C	4,455,065	3,729,867	4,296,527	788,040	2,411,548	12,841,809	153,272	2,735,488
Class I	354,185	26,866	1,139	8,966,238	83,891	5,840,096	3,028,835	754,369
Class R-3	18,657	—	—	—	7,828	100,357	—	70,651
Class R-5	855,409	—	—	1,325	—	2,739,864	—	1,102,927

(a) Identified cost	$415,024,950	$102,882,930	$109,182,843	$122,000,007	$118,853,113	$1,039,634,872	$36,129,556	$241,366,312

(b) Identified cost is the same as value. (c) Maximum offering price is computed as 100/95.25 of NAV.

32	The accompanying notes are an integral part of the financial statements.

Statements of Operations

UNAUDITED	04.30.2009

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

Investment income
Dividends (a)	$1,870,425	$1,334,675	$1,720,489	$1,506,838	$525,499	$5,310,046	$69,848	$715,592
Interest	2,497	723,395	5,086	2,319	1,997	8,260	332	3,049
Total income	1,872,922	2,058,070	1,725,575	1,509,157	527,496	5,318,306	70,180	718,641

Expenses
Investment advisory fee	1,105,755	266,514	506,744	350,916	340,125	2,782,223	41,541	683,208
Administrative fee	270,892	66,623	94,047	62,653	84,750	699,649	8,088	164,862
Distribution fees	692,894	232,994	421,056	48,805	278,556	1,812,494	11,880	432,218
Shareholder servicing fees	442,917	93,943	136,867	166,593	124,350	1,224,427	23,313	296,408
Fund accounting fee	50,120	48,190	38,449	49,043	47,964	49,910	47,813	50,173
Professional fees	41,734	57,319	53,750	35,856	35,849	35,870	34,957	34,899
State qualification expenses	52,912	41,539	52,772	32,283	32,971	63,540	7,210	36,144
Organizational costs	—	—	—	—	—	—	43,530	—
Offering costs	—	—	—	—	—	—	40,553	—
Reports to shareholders	24,107	5,378	8,438	13,129	6,747	64,404	5,924	14,849
Trustees and officers compensation	18,281	20,706	20,706	20,701	20,706	20,708	20,390	20,706
Custodian fee	10,744	10,312	91,084	4,136	4,524	35,688	16,961	13,432
Internal audit fees	1,240	1,240	1,240	1,240	1,240	1,240	1,240	1,240
Other	20,041	13,972	15,888	14,253	13,942	29,747	7,890	16,534
Total expenses before adjustments	2,731,637	858,730	1,441,041	799,608	991,724	6,819,900	311,290	1,764,673
Fees and expenses waived	(15,136)	(121,679)	(106,892)	(179,509)	(17,906)	(1,590)	(227,720)	(26,783)
Recovered fees previously waived by Manager	—	—	—	—	—	—	—	29
Expense offsets	(57)	(320)	(397)	(64)	(67)	(931)	(28)	(208)
Total expenses after adjustments	2,716,444	736,731	1,333,752	620,035	973,751	6,817,379	83,542	1,737,711
Net investment income (loss)	(843,522)	1,321,339	391,823	889,122	(446,255)	(1,499,073)	(13,362)	(1,019,070)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(62,141,165)	(10,676,675)	(39,949,770)	(35,542,788)	(20,099,454)	(291,687,507)	55,218	(79,737,913)
Net realized gain (loss) on foreign currency transactions	—	(78,059)	2,892,820	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	68,262,767	7,827,479	26,546,298	23,265,605	19,232,079	250,127,889	8,611,877	63,537,169
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	433	(5,216,193)	—	—	—	—	—
Net gain (loss) on investments	6,121,602	(2,926,822)	(15,726,845)	(12,277,183)	(867,375)	(41,559,618)	8,667,095	(16,200,744)
Net increase (decrease) in net assets resulting from operations	5,278,080	(1,605,483)	(15,335,022)	(11,388,061)	(1,313,630)	(43,058,691)	8,653,733	(17,219,814)

(a) Net of foreign witholding taxes	$21,474	$45,056	$189,076	$3,966	$—	$230,997	$109	$2,108

The accompanying notes are an integral part of the financial statements.	33

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Equity Fund
	11/1/08 to 4/30/09*	11/1/07 to 10/31/08	11/1/08 to 4/30/09*	11/1/07 to 10/31/08	11/1/08 to 4/30/09*	11/1/07 to 10/31/08

Net assets, beginning of period	$442,306,086	$798,609,436	$96,988,805	$155,175,889	$163,841,193	$355,441,137
Increase (decrease) in net assets from operations
Net investment income (loss)	(843,522)	(3,880,656)	1,321,339	3,353,777	391,823	2,084,572
Net realized gain (loss) on investments	(62,141,165)	(36,256,072)	(10,676,675)	(11,144,112)	(39,949,770)	(56,536,379)
Net realized gain (loss) on foreign currency transactions	—	—	(78,059)	(88,409)	2,892,820	(5,613,165)
Net change in unrealized appreciation (depreciation) on investments	68,262,767	(266,804,581)	7,827,479	(52,549,084)	26,546,298	(112,575,601)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	433	(1,134)	(5,216,193)	8,890,840
Net increase (decrease) in net assets resulting from operations	5,278,080	(306,941,309)	(1,605,483)	(60,428,962)	(15,335,022)	(163,749,733)
Distributions to shareholders from
Net investment income	—	—	(1,296,166)	(3,132,953)	(5,314,007)	—
Net realized gains	—	(103,643,660)	—	(16,433,145)	—	(29,731,569)
Net distributions to shareholders	—	(103,643,660)	(1,296,166)	(19,566,098)	(5,314,007)	(29,731,569)
Fund share transactions
Proceeds from shares sold-Class A	50,467,503	118,285,838	10,917,378	26,881,601	6,658,435	33,902,443
Issued as reinvestment of distributions-Class A	—	68,156,580	802,154	11,476,026	2,253,539	12,054,716
Cost of shares redeemed-Class A	(73,385,992)	(125,108,543)	(12,272,783)	(23,383,744)	(23,529,591)	(49,902,065)
Proceeds from shares sold-Class C	3,150,049	11,219,254	4,686,690	10,427,722	4,455,547	20,981,495
Issued as reinvestment of distributions-Class C	—	21,930,491	375,709	6,878,799	2,610,913	15,706,259
Cost of shares redeemed-Class C	(14,629,040)	(28,890,205)	(5,379,881)	(10,472,428)	(25,294,221)	(30,861,490)
Proceeds from shares sold-Class I	3,104,538	12,382,442	237,379	—	1,115,488	—
Issued as reinvestment of distributions-Class I	—	6,449,529	208	—	—	—
Cost of shares redeemed-Class I	(5,286,649)	(44,403,907)	(1,598)	—	(970,256)	—
Proceeds from shares sold-Class R-3	93,061	400,004	—	—	—	—
Issued as reinvestment of distributions-Class R-3	—	43,729	—	—	—	—
Cost of shares redeemed-Class R-3	(6,262)	(14,594)	—	—	—	—
Proceeds from shares sold-Class R-5	2,233,934	15,228,408	—	—	—	—
Issued as reinvestment of distributions-Class R-5	—	1,474,877	—	—	—	—
Cost of shares redeemed-Class R-5	(2,372,039)	(2,872,284)	—	—	—	—
Net increase (decrease) from fund share transactions	(36,630,897)	54,281,619	(634,744)	21,807,976	(32,700,146)	1,881,358
Increase (decrease) in net assets	(31,352,817)	(356,303,350)	(3,536,393)	(58,187,084)	(53,349,175)	(191,599,944)
Net assets, end of period (a)	410,953,269	442,306,086	93,452,412	96,988,805	110,492,018	163,841,193
(a) Includes undistributed net investment income
(accumulated net investment loss) of:	$(843,522)	$—	$83,757	$58,585	$(5,740,309)	$(818,125)

Shares issued and redeemed
Shares sold-Class A	3,092,953	4,401,661	1,212,899	1,944,177	417,616	1,176,855
Issued as reinvestment of distributions-Class A	—	2,308,827	87,346	774,232	134,975	383,298
Shares redeemed-Class A	(4,589,362)	(4,710,480)	(1,394,374)	(1,830,375)	(1,513,370)	(2,024,518)
Shares sold-Class C	216,567	471,548	540,037	789,739	307,666	780,157
Issued as reinvestment of distributions-Class C	—	833,225	41,978	470,547	171,305	546,685
Shares redeemed-Class C	(1,039,281)	(1,224,037)	(632,534)	(873,410)	(1,826,000)	(1,309,460)
Shares sold-Class I	180,976	450,245	27,028	—	71,653	—
Issued as reinvestment of distributions-Class I	—	216,864	23	—	—	—
Shares redeemed-Class I	(336,924)	(1,567,257)	(185)	—	(70,513)	—
Shares sold-Class R-3	5,856	12,238	—	—	—	—
Issued as reinvestment of distributions-Class R-3	—	1,483	—	—	—	—
Shares redeemed-Class R-3	(426)	(507)	—	—	—	—
Shares sold-Class R-5	137,990	599,448	—	—	—	—
Issued as reinvestment of distributions-Class R-5	—	49,709	—	—	—	—
Shares redeemed-Class R-5	(146,379)	(107,246)	—	—	—	—
Shares issued and redeemed	(2,478,030)	1,735,721	(117,782)	1,274,910	(2,306,668)	(446,983)

* Unaudited.

(b) For the period November 3, 2008 (commencement of operations) to April 30, 2009.

34	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Large Cap Core Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund
11/1/08 to 4/30/09*	11/1/07 to 10/31/08	11/1/08 to 4/30/09*	11/1/07 to 10/31/08	11/1/08 to 4/30/09*	11/1/07 to 10/31/08	11/3/08 to 4/30/09*(b)	11/1/08 to 4/30/09*	11/1/07 to 10/31/08

$150,519,698	$227,229,575	$128,341,052	$199,359,924	$1,113,403,737	$1,851,253,969	$—	$270,399,419	$453,905,178

889,122	2,633,593	(446,255)	(1,783,699)	(1,499,073)	(7,445,071)	(13,362)	(1,019,070)	(2,470,379)
(35,542,788)	(26,265,250)	(20,099,454)	(6,184,729)	(291,687,507)	(184,448,892)	55,218	(79,737,913)	(5,534,706)
—	—	—	—	—	—	—	—	—
23,265,605	(65,481,119)	19,232,079	(65,769,900)	250,127,889	(484,155,218)	8,611,877	63,537,169	(146,264,024)

—	—	—	—	—	—	—	—	—
(11,388,061)	(89,112,776)	(1,313,630)	(73,738,328)	(43,058,691)	(676,049,181)	8,653,733	(17,219,814)	(154,269,109)

(2,233,573)	(2,264,236)	—	—	—	—	—	—	—
—	(9,857,625)	—	(31,289,716)	—	(192,218,338)	—	—	(64,932,432)
(2,233,573)	(12,121,861)	—	(31,289,716)	—	(192,218,338)	—	—	(64,932,432)

1,101,987	1,310,227	13,079,743	43,348,883	103,026,185	299,989,289	4,018,410	31,018,865	53,347,219
109,742	1,255,722	—	18,440,356	—	123,720,543	—	—	40,301,242
(2,950,765)	(7,264,053)	(14,380,228)	(37,287,018)	(164,925,842)	(349,161,747)	(251,692)	(41,085,601)	(76,895,401)
935,312	1,174,441	4,562,416	7,343,501	15,212,557	35,563,183	2,248,897	5,171,951	7,442,761
10,057	724,547	—	11,382,863	—	44,098,171	—	—	16,249,154
(1,334,373)	(3,842,387)	(6,122,167)	(9,809,215)	(31,357,255)	(69,639,518)	(184,514)	(10,365,965)	(20,554,061)
14,439,293	55,159,182	1,083,628	596,622	47,328,248	52,215,459	34,099,024	5,916,058	11,459,985
2,048,529	9,891,817	—	3,067	—	8,841,731	—	—	261,024
(43,036,205)	(33,440,579)	(82,479)	(9,887)	(19,367,945)	(23,038,716)	(1,445,218)	(305,465)	(513,264)
—	—	250,304	—	758,554	736,148	—	651,185	1,055,844
—	—	—	—	—	156,975	—	—	115,250
—	—	(111,493)	—	(228,093)	(307,396)	—	(268,242)	(439,855)
3,260	20,981	—	—	25,958,312	11,551,921	—	12,865,559	3,885,729
—	32,104	—	—	—	3,591,397	—	—	2,091,439
(170)	(497,242)	—	—	(2,864,209)	(7,900,153)	—	(888,059)	(2,111,284)
(28,673,333)	24,524,760	(1,720,276)	34,009,172	(26,459,488)	130,417,287	38,484,907	2,710,286	35,695,782
(42,294,967)	(76,709,877)	(3,033,906)	(71,018,872)	(69,518,179)	(737,850,232)	47,138,640	(14,509,528)	(183,505,759)
108,224,731	150,519,698	125,307,146	128,341,052	1,043,885,558	1,113,403,737	47,138,640	255,889,891	270,399,419

$432,830	$1,777,281	$(446,255)	$—	$(1,707,078)	$(208,006)	$(1,076,556)	$—	$(57,486)

117,172	89,389	777,412	1,624,921	6,241,212	11,858,534	306,020	1,575,555	1,756,567
11,725	77,514	—	655,075	—	4,409,143	—	—	1,229,446
(318,157)	(508,538)	(871,082)	(1,451,021)	(10,203,644)	(13,976,492)	(21,003)	(2,138,260)	(2,503,255)
101,935	85,777	304,620	323,618	1,029,017	1,562,513	169,633	309,545	284,056
1,080	45,143	—	448,674	—	1,752,013	—	—	571,952
(147,480)	(277,165)	(419,036)	(432,832)	(2,189,792)	(3,147,144)	(16,361)	(622,481)	(794,862)
1,598,202	3,778,562	65,229	23,582	2,774,988	2,046,289	3,144,099	313,896	417,971
219,564	610,606	—	108	—	313,425	—	—	7,919
(4,919,670)	(2,462,445)	(5,208)	(390)	(1,200,303)	(955,523)	(115,264)	(15,767)	(16,748)
—	—	14,867	—	46,645	28,616	—	34,492	38,904
—	—	—	—	—	5,610	—	—	3,526
—	—	(7,039)	—	(14,161)	(11,863)	—	(14,246)	(14,232)
333	1,379	—	—	1,620,387	435,351	—	670,071	128,628
—	1,988	—	—	—	127,309	—	—	63,473
(18)	(34,958)	—	—	(177,811)	(303,381)	—	(45,616)	(69,307)
(3,335,314)	1,407,252	(140,237)	1,191,735	(2,073,462)	4,144,400	3,467,124	67,189	1,104,038

The accompanying notes are an integral part of the financial statements.	35

Financial Highlights

Fiscal periods†				From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A
11/01/08	04/30/09	*	$18.58	$(0.03)	$0.65		$0.62	$—	$—	$—	$19.20	1.35	(c)	1.36	(c)	(0.34	)(c)	23	3.34	(d)	$312
11/01/07	10/31/08	*	35.99	(0.13)	(12.71)		(12.84)	—	(4.57)	(4.57)	18.58	1.20		1.20		(0.45)		61	(40.38)		329
11/01/06	10/31/07	*	29.67	0.04	6.46	(b)	6.50	—	(0.18)	(0.18)	35.99	1.20		1.20		0.11		62	22.02		566
09/01/06	10/31/06	*	28.59	(0.01)	1.09	(b)	1.08	—	—	—	29.67	1.23	(c)	1.23	(c)	(0.19	)(c)	7	3.78	(d)	387
09/01/05	08/31/06	*	26.28	(0.06)	2.37	(b)	2.31	—	—	—	28.59	1.19		1.19		(0.23)		58	8.79		378
09/01/04	08/31/05	*	22.85	—	3.43	(b)	3.43	—	—	—	26.28	1.18		1.18		0.01		42	15.01		391
09/01/03	08/31/04		21.82	(0.08)	1.11		1.03	—	—	—	22.85	1.19		1.19		(0.39)		27	4.72		321
Class C
11/01/08	04/30/09	*	16.45	(0.08)	0.56		0.48	—	—	—	16.93	2.13	(c)	2.13	(c)	(1.11	)(c)	23	2.92	(d)	75
11/01/07	10/31/08	*	32.64	(0.30)	(11.32)		(11.62)	—	(4.57)	(4.57)	16.45	1.95		1.95		(1.19)		61	(40.85)		87
11/01/06	10/31/07	*	27.13	(0.19)	5.88	(b)	5.69	—	(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62	21.09		170
09/01/06	10/31/06	*	26.17	(0.04)	1.00	(b)	0.96	—	—	—	27.13	1.99	(c)	1.99	(c)	(0.94	)(c)	7	3.67	(d)	149
09/01/05	08/31/06	*	24.29	(0.25)	2.13	(b)	1.88	—	—	—	26.17	1.94		1.94		(0.98)		58	7.74		145
09/01/04	08/31/05	*	21.27	(0.17)	3.19	(b)	3.02	—	—	—	24.29	1.93		1.93		(0.73)		42	14.20		120
09/01/03	08/31/04		20.46	(0.24)	1.05		0.81	—	—	—	21.27	1.94		1.94		(1.14)		27	3.96		111
Class I*
11/01/08	04/30/09		18.78	0.01	0.65		0.66	—	—	—	19.44	0.95	(c)	0.98	(c)	0.12	(c)	23	3.51	(d)	7
11/01/07	10/31/08		36.21	—	(12.86)		(12.86)	—	(4.57)	(4.57)	18.78	0.79		0.79		(0.01)		61	(40.16)		10
11/01/06	10/31/07		29.73	0.17	6.49	(b)	6.66	—	(0.18)	(0.18)	36.21	0.80		0.80		0.51		62	22.51		51
09/01/06	10/31/06		28.63	0.01	1.09	(b)	1.10	—	—	—	29.73	0.85	(c)	0.85	(c)	0.20	(c)	7	3.84	(d)	30
03/21/06	08/31/06		28.93	0.01	(0.31	)(b)	(0.30)	—	—	—	28.63	0.91	(c)	0.91	(c)	0.07	(c)	58	(1.04	)(d)	26
Class R-3*
11/01/08	04/30/09		18.51	(0.05)	0.65		0.60	—	—	—	19.11	1.57	(c)	1.57	(c)	(0.58	)(c)	23	3.24	(d)	0
11/01/07	10/31/08		35.97	(0.20)	(12.69)		(12.89)	—	(4.57)	(4.57)	18.51	1.42		1.42		(0.70)		61	(40.56)		0
09/12/07	10/31/07		33.30	(0.05)	2.72	(b)	2.67	—	—	—	35.97	1.65	(c)	7.17	(c)	(1.26	)(c)	62	8.02	(d)	0
Class R-5*
11/01/08	04/30/09		18.73	0.01	0.66		0.67	—	—	—	19.40	0.91	(c)	0.91	(c)	0.08	(c)	23	3.58	(d)	17
11/01/07	10/31/08		36.13	(0.04)	(12.79)		(12.83)	—	(4.57)	(4.57)	18.73	0.83		0.83		(0.13)		61	(40.17)		16
11/01/06	10/31/07		29.68	0.16	6.47	(b)	6.63	—	(0.18)	(0.18)	36.13	0.85		0.85		0.48		62	22.45		12
10/02/06	10/31/06		29.04	—	0.64	(b)	0.64	—	—	—	29.68	0.85	(c)	0.85	(c)	(0.20	)(c)	7	2.20	(d)	7

Eagle Growth & Income Fund
Class A*
11/01/08	04/30/09		9.71	0.14	(0.24)		(0.10)	(0.14)	—	(0.14)	9.47	1.37	(c)	1.66	(c)	3.27	(c)	31	(0.97	)(d)	59
11/01/07	10/31/08		17.77	0.37	(6.27)		(5.90)	(0.35)	(1.81)	(2.16)	9.71	1.35		1.33		2.75		65	(37.25)		61
11/01/06	10/31/07		14.68	0.36	3.60	(b)	3.96	(0.34)	(0.53)	(0.87)	17.77	1.35		1.40		2.28		63	28.17		96
10/01/06	10/31/06		14.43	0.02	0.34	(b)	0.36	(0.11)	—	(0.11)	14.68	1.35	(c)	1.56	(c)	1.33	(c)	4	2.52	(d)	68
10/01/05	09/30/06		13.81	0.38	1.43	(b)	1.81	(0.34)	(0.85)	(1.19)	14.43	1.35		1.42		2.74		54	13.90		68
10/01/04	09/30/05		11.80	0.28	1.99	(b)	2.27	(0.26)	—	(0.26)	13.81	1.35		1.51		2.13		73	19.41		45
10/01/03	09/30/04		11.10	0.16	0.68		0.84	(0.14)	—	(0.14)	11.80	1.35		1.50		1.31		80	7.57		41
Class C*
11/01/08	04/30/09		9.45	0.11	(0.24)		(0.13)	(0.11)	—	(0.11)	9.21	2.17	(c)	2.41	(c)	2.47	(c)	31	(1.35	)(d)	34
11/01/07	10/31/08		17.34	0.26	(6.10)		(5.84)	(0.24)	(1.81)	(2.05)	9.45	2.15		2.09		1.95		65	(37.75)		36
11/01/06	10/31/07		14.38	0.23	3.50	(b)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14		2.16		1.52		63	27.05		59
10/01/06	10/31/06		14.12	0.01	0.34	(b)	0.35	(0.09)	—	(0.09)	14.38	2.10	(c)	2.31	(c)	0.58	(c)	4	2.46	(d)	47
10/01/05	09/30/06		13.54	0.27	1.40	(b)	1.67	(0.24)	(0.85)	(1.09)	14.12	2.10		2.17		2.00		54	13.01		46
10/01/04	09/30/05		11.57	0.18	1.96	(b)	2.14	(0.17)	—	(0.17)	13.54	2.10		2.26		1.37		73	18.60		31
10/01/03	09/30/04		10.88	0.07	0.66		0.73	(0.04)	—	(0.04)	11.57	2.10		2.25		0.57		80	6.73		26
Class I*
03/18/09	04/30/09		8.43	0.04	1.07		1.11	(0.08)	—	(0.08)	9.46	0.95	(c)	1.30	(c)	3.62	(c)	31	13.14	(d)	0

36	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods†				From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle International Equity Fund
Class A*
11/01/08	04/30/09		$17.80	$0.08	$(1.46)		$(1.38)	$(0.71)	$—	$(0.71)	$15.71	1.68	(c)	1.88	(c)	1.09	(c)	103	(7.98	)(d)	$49
11/01/07	10/31/08		36.52	0.32	(16.15)		(15.83)	—	(2.89)	(2.89)	17.80	1.41		1.41		1.11		115	(46.77)		73
11/01/06	10/31/07		29.97	0.27	8.87	(b)	9.14	(0.47)	(2.12)	(2.59)	36.52	1.47		1.41		0.83		56	32.58		166
11/01/05	10/31/06		25.20	0.24	6.73	(b)	6.97	(0.16)	(2.04)	(2.20)	29.97	1.71		1.53		0.86		58	29.31		91
11/01/04	10/31/05		20.95	0.09	4.49	(b)	4.58	(0.33)	—	(0.33)	25.20	1.78		2.00		0.38		78	21.98		50
11/01/03	10/31/04		17.93	0.05	3.12		3.17	(0.15)	—	(0.15)	20.95	1.78		2.15		0.24		162	17.74		29
Class C*
11/01/08	04/30/09		16.15	0.02	(1.33)		(1.31)	(0.54)	—	(0.54)	14.30	2.48	(c)	2.63	(c)	0.26	(c)	103	(8.33	)(d)	61
11/01/07	10/31/08		33.66	0.09	(14.71)		(14.62)	—	(2.89)	(2.89)	16.15	2.17		2.17		0.33		115	(47.19)		91
11/01/06	10/31/07		27.85	0.01	8.23	(b)	8.24	(0.31)	(2.12)	(2.43)	33.66	2.23		2.17		0.05		56	31.60		189
11/01/05	10/31/06		23.58	0.02	6.30	(b)	6.32	(0.01)	(2.04)	(2.05)	27.85	2.46		2.28		0.07		58	28.38		118
11/01/04	10/31/05		19.66	(0.08)	4.20	(b)	4.12	(0.20)	—	(0.20)	23.58	2.53		2.75		(0.35)		78	21.06		73
11/01/03	10/31/04		16.89	(0.09)	2.93		2.84	(0.07)	—	(0.07)	19.66	2.53		2.90		(0.46)		162	16.85		47
Class I*
03/13/09(e)	04/30/09		13.59	0.07	2.07		2.14	—	—	—	15.73	1.15	(c)	1.80	(c)	3.67	(c)	103	15.75	(d)	0
02/09/09	02/24/09	(e)	15.60	0.02	(1.86)		(1.84)	—	—	—	13.76	1.15	(c)	1.40	(c)	2.91	(c)	103	(11.79	)(d)	0

Eagle Large Cap Core Fund
Class A*
11/01/08	04/30/09		10.70	0.05	(0.50)		(0.45)	(0.12)	—	(0.12)	10.13	1.37	(c)	1.50	(c)	1.17	(c)	20	(4.12	)(d)	10
11/01/07	10/31/08		17.95	0.17	(6.52)		(6.35)	(0.13)	(0.77)	(0.90)	10.70	1.26		1.26		1.14		43	(37.08)		12
11/01/06	10/31/07		16.54	0.13	1.48	(b)	1.61	(0.08)	(0.12)	(0.20)	17.95	1.36		1.28		0.73		45	9.85		27
11/01/05	10/31/06		14.29	0.09	2.16	(b)	2.25	—	—	—	16.54	1.53		1.52		0.57		43	15.75		23
05/02/05	10/31/05		14.29	(0.01)	0.01	(b)	—	—	—	—	14.29	1.65	(c)	3.25	(c)	(0.09	)(c)	66	—	(d)	19
Class C*
11/01/08	04/30/09		10.53	0.01	(0.49)		(0.48)	(0.01)	—	(0.01)	10.04	2.17	(c)	2.37	(c)	0.31	(c)	20	(4.53	)(d)	8
11/01/07	10/31/08		17.68	0.04	(6.42)		(6.38)	—	(0.77)	(0.77)	10.53	2.10		2.10		0.28		43	(37.58)		9
11/01/06	10/31/07		16.35	(0.02)	1.47	(b)	1.45	—	(0.12)	(0.12)	17.68	2.18		2.11		(0.10)		45	8.95		17
11/01/05	10/31/06		14.23	(0.03)	2.15	(b)	2.12	—	—	—	16.35	2.28		2.27		(0.19)		43	14.90		15
05/02/05	10/31/05		14.29	(0.05)	(0.01	)(b)	(0.06)	—	—	—	14.23	2.40	(c)	4.00	(c)	(0.85	)(c)	66	(0.42	)(d)	10
Class I*
11/01/08	04/30/09		10.73	0.08	(0.52)		(0.44)	(0.18)	—	(0.18)	10.11	0.95	(c)	1.28	(c)	1.64	(c)	20	(3.95	)(d)	91
11/01/07	10/31/08		18.01	0.20	(6.51)		(6.31)	(0.20)	(0.77)	(0.97)	10.73	0.95		1.04		1.39		43	(36.86)		130
11/01/06	10/31/07		16.60	0.19	1.48	(b)	1.67	(0.14)	(0.12)	(0.26)	18.01	0.95		1.06		1.12		45	10.22		183
03/03/06	10/31/06		15.17	0.08	1.35	(b)	1.43	—	—	—	16.60	0.95	(c)	1.23	(c)	0.87	(c)	43	9.43	(d)	128
Class R-5*
11/01/08	04/30/09		10.76	0.07	(0.50)		(0.43)	—	—	—	10.33	0.95	(c)	1.22	(c)	1.45	(c)	20	(4.00	)(d)	0
11/01/07	10/31/08		17.98	0.27	(6.51)		(6.24)	(0.21)	(0.77)	(0.98)	10.76	0.86		0.90		1.71		43	(36.52)		0
04/02/06	10/31/07		16.51	—	1.47	(b)	1.47	—	—	—	17.98	0.91	(c)	0.91	(c)	0.05	(c)	45	8.90	(d)	1

Eagle Mid Cap Growth Fund
Class A*
11/01/08	04/30/09		18.63	(0.04)	(0.03)		(0.07)	—	—	—	18.56	1.46	(c)	1.50	(c)	(0.53	)(c)	81	(0.38	)(d)	84
11/01/07	10/31/08		34.48	(0.20)	(10.29)		(10.49)	—	(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141	(35.68)		86
11/01/06	10/31/07		28.11	(0.24)	9.18	(b)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98	34.28		130
11/01/05	10/31/06		26.72	(0.14)	2.95	(b)	2.81	—	(1.42)	(1.42)	28.11	1.29		1.29		(0.49)		111	10.70		135
11/01/04	10/31/05		25.26	(0.22)	2.89	(b)	2.67	—	(1.21)	(1.21)	26.72	1.34		1.34		(0.81)		75	10.66		127
11/01/03	10/31/04		23.92	(0.23)	1.57		1.34	—	—	—	25.26	1.38		1.38		(0.92)		92	5.60		80
Class C*
11/01/08	04/30/09		16.68	(0.10)	(0.03)		(0.13)	—	—	—	16.55	2.26	(c)	2.27	(c)	(1.33	)(c)	81	(0.78	)(d)	40
11/01/07	10/31/08		31.65	(0.36)	(9.25)		(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141	(36.16)		42
11/01/06	10/31/07		26.18	(0.42)	8.46	(b)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28		69
11/01/05	10/31/06		25.15	(0.32)	2.77	(b)	2.45	—	(1.42)	(1.42)	26.18	2.04		2.04		(1.23)		111	9.90		64
11/01/04	10/31/05		24.02	(0.39)	2.73	(b)	2.34	—	(1.21)	(1.21)	25.15	2.09		2.09		(1.55)		75	9.80		67
11/01/03	10/31/04		22.92	(0.40)	1.50		1.10	—	—	—	24.02	2.13		2.13		(1.68)		92	4.80		65

The accompanying notes are an integral part of the financial statements.	37

Financial Highlights

Fiscal periods†			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Growth Fund (cont’d)
Class I*
11/01/08	04/30/09	$18.83	$—	$(0.03)		$(0.03)	$—	$—	$—	$18.80	0.95(c	)	1.14(c	)	(0.02	)(c)	81	(0.16	)(d)	$2
11/01/07	10/31/08	34.69	(0.12)	(10.38)		(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141	(35.46)		0
11/01/06	10/31/07	28.16	(0.11)	9.21	(b)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98	34.83		0
06/21/06	10/31/06	26.63	(0.04)	1.57	(b)	1.53	—	—	—	28.16	0.95(c	)	1.05(c	)	(0.42	)(c)	111	5.75	(d)	0
Class R-3*
01/12/09	04/30/09	16.84	(0.05)	1.75		1.70	—	—	—	18.54	1.75(c	)	1.81(c	)	(0.93	)(c)	81	10.10	(d)	0

Eagle Mid Cap Stock Fund
Class A*
11/01/08	04/30/09	18.34	(0.02)	(0.56)		(0.58)	—	—	—	17.76	1.30(c	)	1.30(c	)	(0.20	)(c)	96	(3.11	)(d)	686
11/01/07	10/31/08	32.59	(0.09)	(10.83)		(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176	(37.04)		780
11/01/06	10/31/07	30.12	(0.06)	5.61	(b)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)		185	20.08		1,312
11/01/05	10/31/06	27.79	(0.10)	4.39	(b)	4.29	—	(1.96)	(1.96)	30.12	1.13		1.13		(0.35)		180	16.18		904
11/01/04	10/31/05	24.57	(0.13)	3.35	(b)	3.22	—	—	—	27.79	1.15		1.15		(0.48)		146	13.11		633
11/01/03	10/31/04	21.67	(0.15)	3.05		2.90	—	—	—	24.57	1.20		1.20		(0.64)		124	13.38		370
Class C*
11/01/08	04/30/09	16.34	(0.07)	(0.50)		(0.57)	—	—	—	15.77	2.04(c	)	2.04(c	)	(0.94	)(c)	96	(3.49	)(d)	203
11/01/07	10/31/08	29.62	(0.25)	(9.70)		(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176	(37.53)		229
11/01/06	10/31/07	27.83	(0.26)	5.13	(b)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)		185	19.21		410
11/01/05	10/31/06	26.00	(0.29)	4.08	(b)	3.79	—	(1.96)	(1.96)	27.83	1.88		1.88		(1.10)		180	15.31		345
11/01/04	10/31/05	23.16	(0.31)	3.15	(b)	2.84	—	—	—	26.00	1.90		1.90		(1.23)		146	12.26		284
11/01/03	10/31/04	20.59	(0.31)	2.88		2.57	—	—	—	23.16	1.95		1.95		(1.39)		124	12.48		214
Class I*
11/01/08	04/30/09	18.49	0.01	(0.55)		(0.54)	—	—	—	17.95	0.95(c	)	0.95(c	)	0.14	(c)	96	(2.92	)(d)	105
11/01/07	10/31/08	32.74	—	(10.92)		(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176	(36.85)		79
11/01/06	10/31/07	30.15	0.05	5.62	(b)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185	20.50		94
06/06/06	10/31/06	28.21	(0.01)	1.95	(b)	1.94	—	—	—	30.15	0.84(c	)	0.84(c	)	(0.15	)(c)	180	6.88	(d)	17
Class R-3*
11/01/08	04/30/09	18.26	(0.03)	(0.56)		(0.59)	—	—	—	17.67	1.42(c	)	1.42(c	)	(0.35	)(c)	96	(3.18	)(d)	2
11/01/07	10/31/08	32.52	(0.13)	(10.80)		(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176	(37.16)		1
11/01/06	10/31/07	30.10	(0.10)	5.60	(b)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185	19.91		1
08/10/06	10/31/06	27.82	(0.04)	2.32	(b)	2.28	—	—	—	30.10	1.27(c	)	1.27(c	)	(0.60	)(c)	180	8.20	(d)	0
Class R-5*
11/01/08	04/30/09	18.50	0.02	(0.55)		(0.53)	—	—	—	17.97	0.80(c	)	0.80(c	)	0.31	(c)	96	(2.86	)(d)	49
11/01/07	10/31/08	32.73	0.02	(10.92)		(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176	(36.80)		24
11/01/06	10/31/07	30.13	0.07	5.61	(b)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185	20.55		34
10/02/06	10/31/06	28.96	—	1.17	(b)	1.17	—	—	—	30.13	0.67(c	)	0.67(c	)	(0.15	)(c)	180	4.04	(d)	12

Eagle Small Cap Core Value Fund
Class A*
11/03/08	04/30/09	14.29	(0.02)	(0.68)		(0.70)	—	—	—	13.59	1.44(c	)	8.90(c	)	(0.22	)(c)	17	(4.90	)(d)	4
Class C*
11/03/08	04/30/09	14.29	(0.07)	(0.68)		(0.75)	—	—	—	13.54	2.24(c	)	9.84(c	)	(1.05	)(c)	17	(5.25	)(d)	2
Class I*
03/09/09	04/30/09	9.65	—	3.95		3.95	—	—	—	13.60	0.95(c	)	2.10(c	)	(0.03	)(c)	17	40.93	(d)	41

Eagle Small Cap Growth Fund
Class A*
11/01/08	04/30/09	22.52	(0.07)	(1.33)		(1.40)	—	—	—	21.12	1.41(c	)	1.44(c	)	(0.77	)(c)	93	(6.22	)(d)	165
11/01/07	10/31/08	41.33	(0.16)	(12.81)		(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51	(35.81)		189
11/01/06	10/31/07	37.87	(0.15)	6.46	(b)	6.31	—	(2.85)	(2.85)	41.33	1.25		1.25		(0.38)		64	17.65		327
11/01/05	10/31/06	32.93	(0.15)	6.23	(b)	6.08	—	(1.14)	(1.14)	37.87	1.24		1.24		(0.43)		49	18.89		269
11/01/04	10/31/05	32.19	(0.13)	2.43	(b)	2.30	—	(1.56)	(1.56)	32.93	1.30		1.25		(0.39)		50	7.08		225
11/01/03	10/31/04	29.00	(0.16)	3.35		3.19	—	—	—	32.19	1.33		1.33		(0.50)		59	11.00		182

38	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods†			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Small Cap Growth Fund (cont’d)
Class C*
11/01/08	04/30/09	$19.40	$(0.13)	$(1.16)		$(1.29)	$—	$—	$—	$18.11	2.22	(c)	2.23	(c)	(1.58	)(c)	93	(6.65	)(d)	$50
11/01/07	10/31/08	36.69	(0.34)	(11.11)		(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51	(36.26)		59
11/01/06	10/31/07	34.17	(0.39)	5.76	(b)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64	16.75		110
11/01/05	10/31/06	30.03	(0.38)	5.66	(b)	5.28	—	(1.14)	(1.14)	34.17	1.99		1.99		(1.18)		49	18.02		100
11/01/04	10/31/05	29.70	(0.34)	2.23	(b)	1.89	—	(1.56)	(1.56)	30.03	2.05		2.00		(1.13)		50	6.26		91
11/01/03	10/31/04	26.96	(0.36)	3.10		2.74	—	—	—	29.70	2.08		2.08		(1.26)		59	10.16		78
Class I*
11/01/08	04/30/09	22.72	(0.03)	(1.34)		(1.37)	—	—	—	21.35	0.90	(c)	0.90	(c)	(0.32	)(c)	93	(6.03	)(d)	16
11/01/07	10/31/08	41.51	(0.08)	(12.87)		(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51	(35.57)		10
11/01/06	10/31/07	37.91	(0.06)	6.51	(b)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64	18.03		2
06/27/06	10/31/06	33.68	(0.02)	4.25	(b)	4.23	—	—	—	37.91	0.95	(c)	1.08	(c)	(0.14	)(c)	49	12.56	(d)	0
Class R-3*
11/01/08	04/30/09	22.44	(0.07)	(1.35)		(1.42)	—	—	—	21.02	1.55	(c)	1.55	(c)	(0.93	)(c)	93	(6.33	)(d)	1
11/01/07	10/31/08	41.25	(0.20)	(12.77)		(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51	(35.88)		1
11/01/06	10/31/07	37.88	(0.28)	6.50	(b)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64	17.40		1
09/19/06	10/31/06	35.99	(0.03)	1.92	(b)	1.89	—	—	—	37.88	1.60	(c)	2.05	(c)	(1.04	)(c)	49	5.25	(d)	0
Class R-5*
11/01/08	04/30/09	22.72	(0.03)	(1.34)		(1.37)	—	—	—	21.35	0.95	(c)	0.96	(c)	(0.35	)(c)	93	(6.03	)(d)	24
11/01/07	10/31/08	41.50	(0.05)	(12.89)		(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51	(35.55)		11
11/01/06	10/31/07	37.88	—	6.47	(b)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64	18.10		15
10/02/06	10/31/06	35.86	—	2.02	(b)	2.02	—	—	—	37.88	0.83	(c)	0.83	(c)	(0.10	)(c)	49	5.63	(d)	13

† The data for the fiscal periods ending after October 31, 2008 are unaudited.

* Per share amounts have been calculated using the monthly average share method.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Redemption fee amounts represent less than $0.01 per share. (c) Annualized. (d) Not annualized. (e) There were no shares outstanding from February 25, 2009 through March 12, 2009.

The accompanying notes are an integral part of the financial statements.	39

Notes to Financial Statements

UNAUDITED	04.30.2009

NOTE 1  |  Organization and investment objective The Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, formerly known as the Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Series Trust, respectively (each a “Trust” and collectively the “Trusts”) are organized as separate Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Trust offers shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

The Eagle Family of Funds consist of the Trusts in addition to another investment company advised by the Manager, the Eagle Cash Trust. Members of the Boards of Trustees (“Boards”) for the Trusts may serve as Trustees for one or more of the Eagle Family of Funds.

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in six series:

•

The Eagle International Equity Fund (“International Equity Fund”), formerly known as the International Equity Fund, seeks capital appreciation principally through investment in a portfolio of international equity securities,

•	The Eagle Large Cap Core Fund (“Large Cap Core Fund”), formerly known as the Core Equity Fund, seeks long-term growth through capital appreciation,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”), formerly known as the Diversified Growth Fund, seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”), formerly known as the Mid Cap Stock Fund, seeks long-term capital appreciation,

•	The Eagle Small Cap Core Value Fund (“Small Cap Core Value Fund”) seeks capital growth, and

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”), formerly known as the Small Cap Stock Fund, seeks long-term capital appreciation.

Class offerings Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to qualified buyers.

•

Class A shares are sold at a maximum front-end sales charge of 4.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed prior to one year of purchase.

•

Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a CDSC to qualified buyers. As of April 30, 2009, there were no shares issued in Class R-3 for the Growth & Income Fund, International Equity Fund, Large Cap Core Fund or Small Cap Core Value Fund nor were there shares issued in Class R-5 for the Growth & Income Fund, International Equity Fund, Mid Cap Growth Fund or Small Cap Core Value Fund.

NOTE 2  |  Significant accounting policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m.), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

40

Notes to Financial Statements

UNAUDITED	04.30.2009

•	The quotation may be unreliable because the security is not traded frequently;

•	Trading on the security ceased before the close of the trading market;

•	Security is newly issued;

•	Issuer specific events occurred after the security ceased trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Boards. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards. Pursuant to the Procedures, the Boards have delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange traded equity securities Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Manager will value the security at fair value in good faith using the Procedures.

•

Foreign equity securities If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. The fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

•

Fixed income securities Government, corporate, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size

41

Notes to Financial Statements

UNAUDITED	04.30.2009

trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Short-term securities The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

•	Futures and options Futures and options are valued on the basis of market quotations, if available.

Each Fund adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective November 1, 2008. FAS 157 establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosure about fair value measurements that are relevant to a mutual fund’s value. The Manager has concluded that the adoption of FAS 157 has not had a material impact on the Funds’ financial statements.

Various inputs are used in determining the value of each Fund’s investments. FAS 157 establishes a three level hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three levels are defined below:

Level 1—Valuations based on quoted prices for identical securities in active markets,

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2009.

	Investments in securities	Other financial instruments (a)
Capital Appreciation Fund
Level 1—Quoted prices	$403,783,709	$—
Level 2—Other significant observable inputs	4,514,000	—
Level 3—Significant unobservable inputs	—	—
Total investment portfolio	$408,297,709	$—
Growth & Income Fund
Level 1—Quoted prices	$61,537,041	$—
Level 2—Other significant observable inputs	31,494,408	—
Level 3—Significant unobservable inputs	—	—
Total investment portfolio	$93,031,449	$—
International Equity Fund
Level 1—Quoted prices	$75,822,542	$137,226
Level 2 —Other significant observable inputs	36,073,642	—
Level 3—Significant unobservable inputs	56,431	—
Total investment portfolio	$111,952,615	$137,226
Large Cap Core Fund
Level 1—Quoted prices	$99,276,720	$—
Level 2—Other significant observable inputs	9,239,000	—
Level 3—Significant unobservable inputs	—	—
Total investment portfolio	$108,515,720	$—
Mid Cap Growth Fund
Level 1—Quoted prices	$123,740,479	$—
Level 2—Other significant observable inputs	3,715,000	—
Level 3—Significant unobservable inputs	—	—
Total investment portfolio	$127,455,479	$—
Mid Cap Stock Fund
Level 1—Quoted prices	$1,032,001,572	$—
Level 2—Other significant observable inputs	32,606,000	—
Level 3—Significant unobservable inputs	—	—
Total investment portfolio	$1,064,607,572	$—
Small Cap Core Value Fund
Level 1—Quoted prices	$44,741,433	$—
Level 2—Other significant observable inputs	2,958,000	—
Level 3—Significant unobservable inputs	—	—
Total investment portfolio	$47,699,433	$—
Small Cap Growth Fund
Level 1—Quoted prices	$252,700,534	$—
Level 2—Other significant observable inputs	13,566,000	—
Level 3—Significant unobservable inputs	—	—
Total investment portfolio	$266,266,534	$—
(a) Other financial instruments include forward foreign currency contracts which are valued at the unrealized appreciation/depreciation on the instrument.

42

Notes to Financial Statements

UNAUDITED	04.30.2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in the International Equity Fund to determine value as of April 30, 2009.

	Investment in securities	Other financial instruments
International Equity Fund
Balance as of October 31, 2008	$—	$—
Accrued discounts (premiums)	—	—
Realized gain (loss)	—	—
Change in net unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Net transfers in and/or (out) of Level 3	56,431	—
Balance as of April 30, 2009	$56,431	$—

Foreign currency transactions The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

Forward foreign currency contracts Each of the Funds except the Small Cap Growth Fund is authorized to enter into forward foreign currency contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency contracts are valued on each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”) There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Repurchase agreements Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Expenses Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Boards. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statements of Operations.

Class allocations Each class of shares has equal rights to earnings and assets except that each class may bear different

43

Notes to Financial Statements

UNAUDITED	04.30.2009

expense for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains In each of the Funds except the Growth & Income Fund, distributions of net investment income are made annually. In the Growth & Income Fund, distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid by each Fund to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/08 to 4/30/09	11/1/07 to 10/31/08
Growth & Income Fund
Class A	$883,775	$2,220,577
Class C	410,742	912,376
Class I	1,649	—
International Equity Fund
Class A	2,569,804	—
Class C	2,744,203	—
Class I	—	—
Large Cap Core Fund
Class A	123,051	189,225
Class I	10,575	2,068,073
Class R-5	2,099,947	6,938

Dividends paid by each Fund to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/08 to 4/30/09	11/1/07 to 10/31/08
Capital Appreciation Fund
Class A	$—	$72,026,182
Class C	—	23,540,004
Class I	—	6,558,868
Class R-3	—	43,729
Class R-5	—	1,474,877

Distributions from net realized gains (cont’d)	11/1/08 to 4/30/09	11/1/07 to 10/31/08
Growth & Income Fund
Class A	$—	$10,152,491
Class C	—	6,280,654
Class I	—	—
International Equity Fund
Class A	—	13,242,330
Class C	—	16,489,239
Class I	—	—
Large Cap Core Fund
Class A	—	1,122,952
Class C	—	746,545
Class I	—	7,962,962
Class R-5	—	25,166
Mid Cap Growth Fund
Class A	—	19,595,467
Class C	—	11,691,182
Class I	—	3,067
Class R-3	—	—
Mid Cap Stock Fund
Class A	—	132,489,950
Class C	—	45,853,865
Class I	—	10,126,151
Class R-3	—	156,975
Class R-5	—	3,591,397
Small Cap Core Value Fund
Class A	—	N/A
Class C	—	N/A
Class I	—	N/A
Small Cap Growth Fund
Class A	—	45,150,387
Class C	—	17,297,442
Class I	—	277,914
Class R-3	—	115,250
Class R-5	—	2,091,439

Offering and organizational costs Offering costs of $81,106 associated with the formation of the Small Cap Core Value Fund were accounted for as a deferred charge and are amortized on a straight-line basis over 12 months from the date of commencement of operations. Also, organizational costs of $43,530 associated with the formation of the fund were charged and expensed after the commencement of operations.

44

Notes to Financial Statements

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Other In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities For the six-month period ended April 30, 2009, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$85,100,431	$120,731,081
Growth & Income Fund	38,990,227	25,103,197
International Equity Fund	126,058,885	195,156,340
Large Cap Core Fund	22,638,826	56,879,761
Mid Cap Growth Fund	92,243,176	92,030,874
Mid Cap Stock Fund	935,402,169	944,743,205
Small Cap Core Value Fund	38,926,286	2,773,214
Small Cap Growth Fund	224,623,481	213,581,139

NOTE 4  |  Investment advisory fees and other transactions with affiliates Each Fund agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund was as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
International Equity Fund	First $100 million $100 million to $1 billion Over $1 billion	0.85% 0.65% 0.55%
Large Cap Core Fund	All assets	0.60%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Core Value Fund and Small Cap Growth Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%

For administrative services provided by the Manager, each Fund agreed to pay an administrative rate of 0.15% for

Class A, Class C and Class R-3 shares and 0.10% for Class I and Class R-5. For the six-month period ended April 30, 2009, the amount of administrative fees charged to the Funds were as follows:

Administrative fees		Class A	Class C
Capital Appreciation Fund		$207,695	$51,917
Growth & Income Fund		42,207	24,397
International Equity Fund		41,126	52,877
Large Cap Core Fund		6,907	5,594
Mid Cap Growth Fund		56,486	27,622
Mid Cap Stock Fund		499,916	146,377
Small Cap Core Value Fund		2,283	1,211
Small Cap Growth Fund		116,928	35,147

Administrative fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$3,827	$187	$7,266
Growth & Income Fund	19	—	—
International Equity Fund	44	—	—
Large Cap Core Fund	50,147	—	5
Mid Cap Growth Fund	562	80	—
Mid Cap Stock Fund	37,202	1,036	15,118
Small Cap Core Value Fund	4,594	—	—
Small Cap Growth Fund	5,061	907	6,819

Subadvisory fees The Manager entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with unaffiliated parties to serve as subadviser to the Capital Appreciation Fund, Growth & Income Fund and International Equity Fund.

The Manager entered into subadvisory agreements with Eagle Boston Investment Management, Inc. (“EBIM”), an affiliate of Eagle, to serve as subadviser for the Small Cap Core Value Fund. Under this agreement, Eagle pays EBIM an annualized rate of 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion as a percentage of each Fund’s average daily net assets, computed daily and payable monthly.

Distribution fees Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Funds are

45

Notes to Financial Statements

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authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. The distribution rate for Class A shares is 0.25%; for Class C shares is 1% and for Class R-3 shares is 0.50%. The Distribution plans for Class I and Class R-5 shares do not authorize a distribution fee to be paid from Fund assets. For the six-month period ended April 30, 2009, the amount of distribution fees charged to the Funds were as follows:

Distribution fees	Class A	Class C	Class R-3
Capital Appreciation Fund	$346,157	$346,113	$624
Growth & Income Fund	70,345	162,649	—
International Equity Fund	68,544	352,512	—
Large Cap Core Fund	11,514	37,291	—
Mid Cap Growth Fund	94,146	184,144	266
Mid Cap Stock Fund	833,192	975,847	3,455
Small Cap Core Value Fund	3,807	8,073	—
Small Cap Growth Fund	194,879	234,316	3,023

Sales charges For the six-month period ended April 30, 2009, total front-end and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$31,121	$—	$3,763
Growth & Income Fund	35,936	—	1,300
International Equity Fund	16,347	—	9,588
Large Cap Core Fund	3,385	—	333
Mid Cap Growth Fund	20,818	—	2,922
Mid Cap Stock Fund	100,933	43	12,795
Small Cap Core Value Fund	5,179	—	4
Small Cap Growth Fund	40,809	1	4,090

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions For the six-month period ended April 30, 2009, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$232,705	$—
Growth & Income Fund	51,192	386

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
International Equity Fund	$239,996	$—
Large Cap Core Fund	62,997	—
Mid Cap Growth Fund	258,103	3,711
Mid Cap Stock Fund	1,863,012	14,278
Small Cap Core Value Fund	47,858	176
Small Cap Growth Fund	526,126	10,657

Internal audit fees RJA is the internal auditor for each of the Funds. Each Fund pays RJA a fixed and/or hourly fee for internal auditing services.

Fund accounting fees Eagle Fund Services, Inc. (“EFS”) is the fund accountant for each of the Funds except the International Equity Fund. For providing fund accounting services, EFS receives payment from the Funds at a fixed base fee per fund, a multiple class fee and any out-of-pocket expenses. The custodian, not EFS, provides fund accounting services for the International Equity Fund.

Shareholder servicing fees EFS is the shareholder servicing agent for each of the Funds. For providing shareholder services, EFS receives payment from the Funds at a fixed fee per shareholder account plus any out-of-pocket expenses. For the six-month period ended April 30, 2009, the amount of Shareholder Servicing fees charged to the Funds were as follows:

Shareholder servicing fees		Class A	Class C
Capital Appreciation Fund		$338,830	$90,957
Growth & Income Fund		59,186	34,730
International Equity Fund		60,051	76,808
Large Cap Core Fund		9,374	12,311
Mid Cap Growth Fund		80,239	43,208
Mid Cap Stock Fund		888,015	245,948
Small Cap Core Value Fund		3,753	3,454
Small Cap Growth Fund		213,140	74,710

Shareholder servicing fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$6,000	$253	$6,877
Growth & Income Fund	27	—	—
International Equity Fund	8	—	—
Large Cap Core Fund	144,897	—	11
Mid Cap Growth Fund	783	120	—
Mid Cap Stock Fund	80,922	914	8,628
Small Cap Core Value Fund	16,106	—	—
Small Cap Growth Fund	1,566	827	6,165

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Notes to Financial Statements

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Expense limitations For the periods indicated in the table below, Eagle has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	3/1/09 to 2/28/10	3/1/08 to 2/28/09
Capital Appreciation Fund
Class A	1.40%	1.35%
Class C	2.20%	2.15%
Class I	0.95%	0.95%
Class R-3	1.65%	1.65%
Class R-5	0.95%	0.95%
Growth & Income Fund
Class A	1.40%	1.35%
Class C	2.20%	2.15%
Class I	0.95%	0.95%	(a)
Class R-3	1.65%	1.65%	(a)
Class R-5	0.95%	0.95%	(a)
International Equity Fund
Class A	1.75%	1.65%
Class C	2.55%	2.45%
Class I	1.15%	1.15%	(a)
Class R-3	1.75%	1.75%	(a)
Class R-5	1.15%	1.15%	(a)
Large Cap Core Fund
Class A	1.40%	1.35%
Class C	2.20%	2.15%
Class I	0.95%	0.95%
Class R-3	1.65%	1.65%
Class R-5	0.95%	0.95%
Mid Cap Growth Fund
Class A	1.50%	1.45%
Class C	2.30%	2.25%
Class I	0.95%	0.95%
Class R-3	1.75%	1.75%
Class R-5	0.95%	0.95%
Mid Cap Stock Fund
Class A	1.50%	1.45%
Class C	2.30%	2.25%
Class I	0.95%	0.95%
Class R-3	1.75%	1.75%
Class R-5	0.95%	0.95%

Expense limitations rate schedule (cont’d)	3/1/09 to 2/28/10	3/1/08 to 2/28/09
Small Cap Core Value Fund
Class A	1.50%	1.50%	(b)
Class C	2.30%	2.30%	(b)
Class I	0.95%	0.95%	(b)
Class R-3	1.70%	1.70%	(b)
Class R-5	0.95%	0.95%	(b)
Small Cap Growth Fund
Class A	1.50%	1.40%
Class C	2.30%	2.20%
Class I	0.95%	0.95%
Class R-3	1.70%	1.60%
Class R-5	0.95%	0.95%
(a) Rate effective September 15, 2008. (b) Rate effective November 3, 2008.

For the six-month period ended April 30, 2009, fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	Fund Level	Class A	Class C
Capital Appreciation Fund	$—	$14,180	$—
Growth & Income Fund	16,311	71,584	33,738
International Equity Fund	49,461	32,733	24,646
Large Cap Core Fund	—	6,004	7,787
Mid Cap Growth Fund	—	14,299	2,512
Small Cap Core Value Fund	195,590	6,798	4,632
Small Cap Growth Fund	—	22,175	4,162

Expenses waived and/or reimbursed (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$956	$—	$—
Growth & Income Fund	46	—	—
International Equity Fund	52	—	—
Large Cap Core Fund	165,705	—	13
Mid Cap Growth Fund	1,065	30	—
Mid Cap Stock Fund	1,590	—	—
Small Cap Core Value Fund	20,700	—	—
Small Cap Growth Fund	—	—	445

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously waived and/or reimbursed fees and expenses within two years from the Fund’s fiscal year end during which the fees and expenses where originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Eagle

47

Notes to Financial Statements

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when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire.

Recoverable expenses	10/31/10	10/31/09
Growth & Income Fund Class A	$—	$38,361
Growth & Income Fund Class C	—	6,357
Large Cap Core Fund Class I	148,145	142,963
Large Cap Core Fund Class R-5	113	—
Mid Cap Growth Fund Class I	83	21

For the six-month period ended April 30, 2009, the Manager recovered previously waived expenses from the Small Cap Growth Fund’s class I shares in the amount of $29.

Trustees and officers compensation Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are allocated on a pro rata basis among each portfolio in the Eagle Family of Funds. The pro rata allocation is for each Fund for which the Trustee is elected to serve. Certain Officers of the Eagle Family of Funds may also be Officers and/or Directors of Eagle. Such Officers receive no compensation from the Eagle Family of Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each portfolio in the Eagle Family of Funds.

NOTE 5  |  Federal income taxes and distributions Each fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since the Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences.

As of April 30, 2009, the identified cost of investments in securities owned by each Fund for federal income tax purposes were as follows:

Identified cost
Capital Appreciation Fund	$418,522,884
Growth & Income Fund	102,882,930
International Equity Fund	111,788,853
Large Cap Core Fund	123,001,339
Mid Cap Growth Fund	116,736,722
Mid Cap Stock Fund	1,046,234,434
Small Cap Core Value Fund	36,199,275
Small Cap Growth Fund	242,105,537

As of April 30, 2009, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Capital Appreciation Fund	$56,521,800	$(71,260,975)	$(14,739,175)
Growth & Income Fund	7,558,836	(18,686,317)	(11,127,481)
International Equity Fund	9,571,650	(14,557,889)	(4,986,239)
Large Cap Core Fund	5,327,239	(29,051,858)	(23,724,619)
Mid Cap Growth Fund	13,928,024	(6,924,267)	7,003,757
Mid Cap Stock Fund	77,508,796	(91,741,658)	(14,232,862)
Small Cap Core Value Fund	8,797,778	(255,620)	8,542,158
Small Cap Growth Fund	31,164,202	(20,569,204)	10,594,998

NOTE 6  |  New accounting pronouncements In March 2008, FASB issued its new Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Manager is currently evaluating the application of FAS 161 and its impact on the Funds’ financial statements.

48

Understanding Your Ongoing Costs

UNAUDITED	04.30.2009

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund held from the beginning period date indicated through April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

	Beginning period date	Account value at beginning period date	Ending account value at April 30, 2009	Expenses paid during period (a)	Annualized expense ratio	Number of days in the period

Eagle Capital Appreciation Fund
Class A	11/01/08	$1,000.00	$1,033.40	$6.82	1.35%	181
Class C	11/01/08	$1,000.00	$1,029.20	$10.72	2.13%	181
Class I	11/01/08	$1,000.00	$1,035.10	$4.79	0.95%	181
Class R-3	11/01/08	$1,000.00	$1,032.40	$7.93	1.57%	181
Class R-5	11/01/08	$1,000.00	$1,035.80	$4.61	0.91%	181
Eagle Growth & Income Fund
Class A	11/01/08	$1,000.00	$990.30	$6.74	1.37%	181
Class C	11/01/08	$1,000.00	$986.50	$10.67	2.17%	181
Class I	03/18/09	$1,000.00	$1,131.40	$1.22	0.95%	44
Eagle International Equity Fund
Class A	11/01/08	$1,000.00	$920.20	$7.99	1.68%	181
Class C	11/01/08	$1,000.00	$916.70	$11.78	2.48%	181
Class I	02/09/09	$1,000.00	$1,008.30	$2.56	1.15%	81
Eagle Large Cap Core Fund
Class A	11/01/08	$1,000.00	$958.80	$6.63	1.37%	181
Class C	11/01/08	$1,000.00	$954.70	$10.50	2.17%	181
Class I	11/01/08	$1,000.00	$960.50	$4.62	0.95%	181
Class R-5	11/01/08	$1,000.00	$960.00	$4.66	0.95%	181
Eagle Mid Cap Growth Fund
Class A	11/01/08	$1,000.00	$996.20	$7.25	1.46%	181
Class C	11/01/08	$1,000.00	$992.20	$11.16	2.26%	181
Class I	11/01/08	$1,000.00	$998.40	$4.71	0.95%	181
Class R-3	01/12/09	$1,000.00	$1,101.00	$5.49	1.75%	109
Eagle Mid Cap Stock Fund
Class A	11/01/08	$1,000.00	$968.90	$6.36	1.30%	181
Class C	11/01/08	$1,000.00	$965.10	$9.94	2.04%	181
Class I	11/01/08	$1,000.00	$970.80	$4.65	0.95%	181
Class R-3	11/01/08	$1,000.00	$968.20	$6.93	1.42%	181
Class R-5	11/01/08	$1,000.00	$971.40	$3.89	0.80%	181
Eagle Small Cap Core Value Fund
Class A	11/03/08	$1,000.00	$951.00	$6.83	1.44%	178
Class C	11/03/08	$1,000.00	$947.50	$10.62	2.24%	178
Class I	03/09/09	$1,000.00	$1,409.30	$1.66	0.95%	53
Eagle Small Cap Growth Fund
Class A	11/01/08	$1,000.00	$937.80	$6.78	1.41%	181
Class C	11/01/08	$1,000.00	$933.50	$10.62	2.22%	181
Class I	11/01/08	$1,000.00	$939.70	$4.31	0.90%	181
Class R-3	11/01/08	$1,000.00	$936.70	$7.45	1.55%	181
Class R-5	11/01/08	$1,000.00	$939.70	$4.57	0.95%	181

(a) Expenses are calculated using each Funds’ annualized expense ratio for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period; and then dividing that result by the actual number of days in the fiscal year (365).

49

Understanding Your Ongoing Costs

UNAUDITED	04.30.2009

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from November 1, 2008 through April 30, 2009 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning account value November 1, 2008	Ending account value April 30, 2009	Expenses paid during period (a)	Annualized expense ratio

Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,018.08	$6.77	1.35%
Class C	$1,000.00	$1,014.22	$10.65	2.13%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,017.00	$7.87	1.57%
Class R-5	$1,000.00	$1,020.26	$4.58	0.91%
Eagle Growth & Income Fund
Class A	$1,000.00	$1,018.02	$6.84	1.37%
Class C	$1,000.00	$1,014.05	$10.82	2.17%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Eagle International Equity Fund
Class A	$1,000.00	$1,016.47	$8.39	1.68%
Class C	$1,000.00	$1,012.51	$12.36	2.48%
Class I	$1,000.00	$1,019.10	$5.75	1.15%
Eagle Large Cap Core Fund
Class A	$1,000.00	$1,018.02	$6.83	1.37%
Class C	$1,000.00	$1,014.05	$10.82	2.17%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-5	$1,000.00	$1,020.04	$4.80	0.95%
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$1,017.53	$7.32	1.46%
Class C	$1,000.00	$1,013.59	$11.28	2.26%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,016.12	$8.75	1.75%
Eagle Mid Cap Stock Fund
Class A	$1,000.00	$1,018.33	$6.52	1.30%
Class C	$1,000.00	$1,014.68	$10.19	2.04%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,017.75	$7.11	1.42%
Class R-5	$1,000.00	$1,020.85	$3.98	0.80%
Eagle Small Cap Core Value Fund
Class A	$1,000.00	$1,017.67	$7.19	1.44%
Class C	$1,000.00	$1,013.70	$11.17	2.24%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Eagle Small Cap Growth Fund
Class A	$1,000.00	$1,017.80	$7.05	1.41%
Class C	$1,000.00	$1,013.81	$11.06	2.22%
Class I	$1,000.00	$1,020.35	$4.49	0.90%
Class R-3	$1,000.00	$1,017.10	$7.76	1.55%
Class R-5	$1,000.00	$1,020.08	$4.76	0.95%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181); and then dividing that result by the actual number of days in the fiscal year (365).

50

Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund
Covered call options		X
Credit		X	X
Derivatives			X
Emerging markets			X
Focused holdings	X			X
Foreign securities	X	X	X
Govt sponsored enterprises		X
Growth stocks	X	X	X	X	X	X	X	X
High-yield securities		X	X
Interest rates		X	X
Market timing activities		X	X				X	X
Mid-cap companies	X	X	X		X	X	X	X
Other investment companies			X
Portfolio turnover			X		X	X
Sectors	X		X	X		X
Small-cap companies	X				X	X	X	X
Stock market	X	X	X	X	X	X	X	X
Value stocks		X		X		X	X

Covered call options  |  Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

Credit  |  A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

Derivatives  |  A fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Emerging markets  |  When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Focused holdings  |  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s NAV and total return.

Foreign securities  |   Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a

51

Principal Risks

fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Government sponsored enterprises  |  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds”, generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest rates  |  Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s fixed-income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

Market timing activities  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While Eagle Fund Services, Inc. monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

Mid-cap companies  |   Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

52

Principal Risks

Other investment companies and ETFs  |  Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

Sectors  |   Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap and large-cap companies.

Stock market  |  The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

53

eagleasset.com

727.567.8143  I  800.421.4184

Eagle Fund Distributors, Inc.

Member FINRA

Not FDIC Insured  t  May Lose Value  t  No Bank Guarantee

Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle mutual funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset.com or by accessing the Commission’s website at www.sec.gov.

Would you like to receive future mailings via e-mail? If so, please let us know. Visit eagleasset.com to enroll.

04/09	Printed on recycled paper

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Eagle Capital Appreciation Fund have concluded that such disclosure controls and procedures are effective as of June 26, 2009.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Eagle Capital Appreciation Fund that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE CAPITAL APPRECIATION FUND

Date: 06/26/09	/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

EAGLE CAPITAL APPRECIATION FUND

Date: 06/26/09	/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Date: 06/26/09	/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer